                                                                     EXHIBIT 4.4


                          NORTEL NETWORKS CORPORATION,

                                                                       as Issuer

                                       AND

                                 HSBC BANK USA,

                                                                      as Trustee


                       ----------------------------------


                             SUBORDINATED INDENTURE

                              DATED AS OF __, 2002

                       ----------------------------------

                           NORTEL NETWORKS CORPORATION
         RECONCILIATION AND TIE BETWEEN TRUST INDENTURE ACT OF 1939 AND
                     INDENTURE, DATED AS OF          , 2002

TRUST INDENTURE ACT SECTION                                              INDENTURE SECTION
---------------------------                                              -----------------
         310(a)(1).......................................................       609
             (a)(2)......................................................       609
             (a)(3)......................................................       Not Applicable
             (a)(4)......................................................       Not Applicable
             (b).........................................................       609
             (c).........................................................       Not Applicable
         311(a)..........................................................       610
             (b).........................................................       610
         312(a)..........................................................       701
             (b).........................................................       701(b)
             (c).........................................................       701(c)
         313(a)..........................................................       702(a)
             (b).........................................................       702(a)
             (c).........................................................       702(a)
             (d).........................................................       702(b)
         314(a)..........................................................       703(b)
             (b).........................................................       Not Applicable
             (c)(1)......................................................       102
             (c)(2)......................................................       102
             (c)(3)......................................................       Not Applicable
             (d).........................................................       Not Applicable
             (e).........................................................       102
         315(a)..........................................................       601(b)
             (b).........................................................       605
             (c).........................................................       601(a)
             (d).........................................................       601(c)
             (d)(1)......................................................       601(b)
             (d)(2)......................................................       601(c)(2)
             (d)(3)......................................................       601(c)(3)
             (e).........................................................       511
         316(a)(1)(A)....................................................       506(a)(1)
             (a)(1)(B)...................................................       506(a)(2)
                                                                                503(a)
             (a)(2)......................................................       Not Applicable
             (b).........................................................       508
         317(a)(1).......................................................       509
             (a)(2)......................................................       510
             (b).........................................................       1003
         318(a)..........................................................       107

----------

Note: This reconciliation and tie shall not, for any purpose, be deemed to be a part of the Indenture.


                                      (i)

                                TABLE OF CONTENTS

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PARTIES               ............................................................................................1
RECITALS              ............................................................................................1


                                   ARTICLE ONE

             DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

         Section 101.          Definitions........................................................................1

                           (1)      "Act".........................................................................1

                           (2)      "Affiliate"...................................................................1

                           (3)      "Authorized Newspaper"........................................................1

                           (4)      "Authorized Officers".........................................................2

                           (5)      "Board of Directors"..........................................................2

                           (6)      "Board Resolution"............................................................2

                           (7)      "Business Day"................................................................2

                           (8)      "Commission"..................................................................2

                           (9)      "Components"..................................................................2

                           (10)     "Compounded Interest".........................................................2

                           (11)     "Conversion Date".............................................................2

                           (12)     "Corporate Trust Office"......................................................2

                           (13)     "corporation".................................................................3

                           (14)     "Corporation".................................................................3

                           (15)     "Defaulted Interest"..........................................................3

                           (16)     "Deferred Interest"...........................................................3

                           (17)     "Depositary"..................................................................3

                           (18)     "Dollar" or "$"...............................................................3

                           (19)     "Event of Default"............................................................3

                           (20)     "Exchange Act"................................................................3

                           (21)     "Exchange Rate"...............................................................3

                           (22)     "Exchange Rate Officers' Certificate".........................................4

                           (23)     "Extended Interest Payment Period"............................................4

                           (24)     "Foreign Currency"............................................................4

                           (25)     "Global Security".............................................................4

                           (26)     "Holder"......................................................................4
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                                      (ii)

                                    TABLE OF CONTENTS

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                           (27)     "Indenture"..................................................................5

                           (28)     "interest"...................................................................5

                           (29)     "Interest Payment Date"......................................................5

                           (30)     "Issuer".....................................................................5

                           (31)     "Issuer Order" and "Issuer Request"..........................................5

                           (32)     "Maturity"...................................................................5

                           (33)     "Officers' Certificate"......................................................5

                           (34)     "Opinion of Counsel".........................................................5

                           (35)     "Original Issue Discount Security"...........................................5

                           (36)     "Outstanding"................................................................5

                           (37)     "Paying Agent"...............................................................6

                           (38)     "Person".....................................................................6

                           (39)     "Place of Payment"...........................................................6

                           (40)     "Predecessor Security".......................................................6

                           (41)     "Redemption Date"............................................................7

                           (42)     "Redemption Price"...........................................................7

                           (43)     "Regular Record Date"........................................................7

                           (44)     "Responsible Officer"........................................................7

                           (45)     "Security Register" and "Security Registrar".................................7

                           (46)     "Senior Indebtedness"........................................................7

                           (47)     "Special Record Date"........................................................8

                           (48)     "Stated Maturity Date".......................................................8

                           (49)     "Subordinated Debt Securities"...............................................8

                           (50)     "Subsidiary".................................................................8

                           (51)     "Trust Indenture Act"........................................................8

                           (52)     "Trustee"....................................................................8

         Section 102.          Compliance Certificates and Opinions..............................................8

         Section 103.          Form of Documents Delivered to Trustee............................................9

         Section 104.          Acts of Holders...................................................................9

         Section 105.          Notices, etc., to Trustee and Issuer.............................................11

         Section 106.          Notice to Holders; Waiver........................................................11

         Section 107.          Conflict with Trust Indenture Act................................................12
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                                     (iii)

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         Section 108.          Effect of Headings and Table of Contents.........................................12

         Section 109.          Successors and Assigns...........................................................12

         Section 110.          Separability Clause..............................................................12

         Section 111.          Benefits of Indenture............................................................12

         Section 112.          Governing Law, Etc...............................................................12

         Section 113.          Legal Holidays...................................................................13

                                   ARTICLE TWO

                        SUBORDINATED DEBT SECURITY FORMS

         Section 201.          Forms Generally..................................................................14

         Section 202.          Forms of Subordinated Debt Securities............................................14

         Section 203.          Form of Trustee's Certificate of Authentication..................................14

                                  ARTICLE THREE

                        THE SUBORDINATED DEBT SECURITIES

         Section 301.          Amount Unlimited; Issuable in Series.............................................15

         Section 302.          Denominations....................................................................18

         Section 303.          Execution, Authentication, Delivery and Dating...................................18

         Section 304.          Temporary Subordinated Debt Securities...........................................20

         Section 305.          Registration, Registration of Transfer and Exchange..............................21

         Section 306.          Mutilated, Destroyed, Lost or Stolen Subordinated Debt Securities................23

         Section 307.          Payment of Interest; Interest Rights Preserved...................................23

         Section 308.          Persons Deemed Owners............................................................24

         Section 309.          Cancellation.....................................................................25

         Section 310.          Computation of Interest..........................................................25

         Section 311.          Payment in Currencies............................................................25

         Section 312.          Judgments........................................................................28

         Section 313.          CUSIP Numbers....................................................................28

                                  ARTICLE FOUR

                           SATISFACTION AND DISCHARGE

         Section 401.          Satisfaction and Discharge of Indenture..........................................29

         Section 402.          Application of Trust Money.......................................................30
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                                      (iv)
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                                  ARTICLE FIVE

                              DEFAULTS AND REMEDIES

         Section 501.          Events of Default and Enforcement................................................30

         Section 502.          Waiver of Declaration............................................................31

         Section 503.          Waiver...........................................................................32

         Section 504.          Other Remedies...................................................................32

         Section 505.          Application of Money Collected...................................................33

         Section 506.          Control by Holders...............................................................33

         Section 507.          Limitation on Suits..............................................................33

         Section 508.          Rights of Holders To Receive Payment.............................................34

         Section 509.          Collection Suit by Trustee.......................................................34

         Section 510.          Trustee May File Proofs of Claim.................................................34

         Section 511.          Undertaking for Costs............................................................34

         Section 512.          Delay or Omission Not Waiver.....................................................35

         Section 513.          Waiver of Stay or Extension Laws.................................................35

                                   ARTICLE SIX

                                   THE TRUSTEE

         Section 601.          Duties of Trustee................................................................35

         Section 602.          Rights of Trustee................................................................36

         Section 603.          Individual Rights of Trustee.....................................................37

         Section 604.          Trustee's Disclaimer.............................................................37

         Section 605.          Notice of Defaults...............................................................37

         Section 606.          Compensation and Indemnity.......................................................37

         Section 607.          Replacement of Trustee...........................................................38

         Section 608.          Successor Trustee by Merger, etc.................................................40

         Section 609.          Eligibility; Disqualification....................................................40

         Section 610.          Preferential Collection of Claims Against the Issuer.............................40

         Section 611.          Appointment of Authenticating Agent..............................................40

                                  ARTICLE SEVEN

                HOLDERS' LISTS AND REPORTS BY TRUSTEE AND ISSUER

         Section 701.          Preservation of Information;  Communications to Holders..........................42
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                                      (v)


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         Section 702.          Reports by Trustee...............................................................43

         Section 703.          Reports by the Issuer............................................................43

                                  ARTICLE EIGHT

               AMALGAMATION, MERGER, CONVEYANCE, TRANSFER OR LEASE

         Section 801.          Amalgamation and Merger of Issuer and Conveyances
                               Permitted Subject to Certain Conditions..........................................44

         Section 802.          Rights and Duties of Successor Corporation.......................................45

         Section 803.          Officers' Certificate and Opinion of Counsel.....................................45

                                  ARTICLE NINE

                             SUPPLEMENTAL INDENTURES

         Section 901.          Supplemental Indentures Without Consent of Holders...............................45

         Section 902.          Supplemental Indentures with Consent of Holders..................................47

         Section 903.          Execution of Supplemental Indentures.............................................48

         Section 904.          Effect of Supplemental Indentures................................................48

         Section 905.          Conformity with Trust Indenture Act..............................................48

         Section 906.          Reference in Subordinated Debt Securities to Supplemental Indentures.............49

                                   ARTICLE TEN

                                    COVENANTS

         Section 1001.         Payment of Principal, Premium and Interest.......................................49

         Section 1002.         Maintenance of Office or Agency..................................................49

         Section 1003.         Money for Subordinated Debt Securities Payments to Be Held in Trust..............50

         Section 1004.         Compliance Certificate...........................................................51

         Section 1005.         Waiver of Certain Covenants......................................................51

                                 ARTICLE ELEVEN

                   REDEMPTION OF SUBORDINATED DEBT SECURITIES

         Section 1101.         Applicability of Article.........................................................51

         Section 1102.         Election to Redeem; Notice to Trustee............................................52

         Section 1103.         Selection by Trustee of Subordinated Debt Securities to Be Redeemed..............52

         Section 1104.         Notice of Redemption.............................................................52
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                                      (vi)

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         Section 1105.         Deposit of Redemption Price......................................................53

         Section 1106.         Subordinated Debt Securities Payable on Redemption Date..........................53

         Section 1107.         Subordinated Debt Security Redeemed in Part......................................53

                                 ARTICLE TWELVE

                                  SINKING FUNDS

         Section 1201.         Applicability of Article.........................................................54

         Section 1202.         Satisfaction of Sinking Fund Payments with Subordinated Debt Securities..........54

         Section 1203.         Redemption of Subordinated Debt Securities for Sinking Fund......................55

                                ARTICLE THIRTEEN

                                   DEFEASANCE

         Section 1301.         Discharge by Deposit of Money or Subordinated Debt Securities....................55

         Section 1302.         Defeasance of Certain Obligations................................................56

         Section 1303.         Application of Trust Money.......................................................57

         Section 1304.         Repayment to the Issuer..........................................................57

                                ARTICLE FOURTEEN

                      EXTENSION OF INTEREST PAYMENT PERIOD

         Section 1401.         Extension of Interest Payment Period.............................................57

                                 ARTICLE FIFTEEN

                  SUBORDINATION OF SUBORDINATED DEBT SECURITIES

         Section 1501.         Agreement to Subordinate.........................................................58

         Section 1502.         Default on Senior Indebtedness...................................................58

         Section 1503.         Liquidation; Dissolution; Bankruptcy.............................................59

         Section 1504.         Subrogation......................................................................60

         Section 1505.         Trustee to Effectuate Subordination..............................................61

         Section 1506.         Notice by the Issuer.............................................................61

         Section 1507.         Rights of the Trustee; Holders of Senior Indebtedness............................62

         Section 1508.         Subordination May Not Be Impaired................................................62

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                                     (vii)

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
                                 ARTICLE SIXTEEN

               MEETINGS OF HOLDERS OF SUBORDINATED DEBT SECURITIES
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         Section 1601.         Purposes for Which Meetings May Be Called........................................63

         Section 1602.         Call, Notice and Place of Meetings...............................................63

         Section 1603.         Persons Entitled to Vote at Meetings.............................................63

         Section 1604.         Quorum; Action...................................................................64

         Section 1605.         Determination of Voting Rights; Conduct and Adjournment of Meetings..............64

         Section 1606.         Counting Votes and Recording Action of Meetings..................................65

         Exhibit A             ................................................................................A-1

                                     (viii)

INDENTURE dated as of _____________, 2002 among Nortel Networks Corporation (the "Corporation" or the "Issuer"), a Canadian corporation having its principal place of business at 8200 Dixie Road, Suite 100, Brampton, Ontario, Canada L6T 5P6, and HSBC BANK USA, a New York banking corporation and trust company (the "Trustee"), having its Corporate Trust Office at 452 Fifth Avenue, New York, New York 10018-2706, Attention: Issuer Services.

For and in consideration of the premises and the purchase of the Subordinated Debt Securities by the Holders thereof, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders of the Subordinated Debt Securities or of a series thereof, as follows.

                                   ARTICLE ONE

             DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

SECTION 101.      DEFINITIONS.

For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

(A) the terms defined in this Article have the meanings assigned to them in this Article, and include the plural as well as the singular;

(B) all other terms used herein that are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein;

(C) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with United States generally accepted accounting principles, and except as otherwise herein expressly provided, the term "generally accepted accounting principles" with respect to any computation required or permitted hereunder shall mean such United States accounting principles as are generally accepted at the date of such computation; and

(D) the words "herein", "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision.

(1) "Act" when used with respect to any Holder has the meaning specified in
Section 104.

(2) "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise, and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

(3) "Authorized Newspaper" means a newspaper in an official language of the country of publication or in the English language customarily published on each Business Day, whether or not published on Saturdays, Sundays or holidays, and of general circulation in the place in connection with which the term is used or in the financial community of such place. Where successive publications are required to be made in Authorized Newspapers, the successive publications may be made in the same or in different newspapers in the same city meeting the foregoing requirements and in each case on any Business Day.

(4) "Authorized Officers" means, with respect to the Issuer, any two of the President and Chief Executive Officer, the Chief Legal Officer, the Chief Financial Officer or any one of the aforesaid officers together with any one of the Corporate Secretary, the Controller, the Treasurer, any Assistant Secretary, any Assistant Controller or any Assistant Treasurer; provided, however, that the Issuer may, from time to time, designate additional officers who would qualify as its "Authorized Officers" pursuant to an Officers' Certificate delivered to the Trustee.

(5) "Board of Directors" means, in respect of the Issuer, the board of directors, the executive committee or any other committee of that board or any group of directors of that board, duly authorized to make a decision on the matter in question.

(6) "Board Resolution" means a copy of a resolution certified by the Corporate Secretary or an Assistant Secretary of the Issuer to have been duly adopted by the Board of Directors of the Issuer and to be in full force and effect on the date of such certification.

(7) "Business Day", when used with respect to any Place of Payment, means any Monday, Tuesday, Wednesday, Thursday or Friday that is not a day on which banking institutions in that Place of Payment are authorized or obligated by law to close.

(8) "Commission" means the United States Securities and Exchange Commission, as from time to time constituted, created under the Exchange Act, or if at any time after the execution of this instrument such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties on such date.

(9) "Components", with respect to a composite currency, means the currency amounts that are components of such composite currency on the Conversion Date. If after such Conversion Date the official unit of any component currency is altered by way of combination or subdivision, the number of units of such currency shall be divided or multiplied in the same proportion to calculate the Component. If after such Conversion Date two or more component currencies are consolidated into a single currency, the amounts of those currencies as Components shall be replaced by an amount in such single currency equal to the sum of the amounts of such consolidated component currencies expressed in such single currency, and such amount shall thereafter be a Component. If after such Conversion Date any component currency shall be divided into two or more currencies, the amount of such currency as a Component shall be replaced by amounts of such two or more currencies, each of which shall be equal to the amount of such former component currency divided by the number of currencies into which such component currency was divided, and such amounts shall thereafter be Components.

(10) "Compounded Interest" has the meaning specified in Section 1401.

(11) "Conversion Date", with respect to a composite currency, has the meaning specified in Section 311(f).

(12) "Corporate Trust Office" means, with respect to the Trustee, the Security Registrar and any Paying Agent, the principal corporate trust office at which at any particular time such respective entity's corporate trust business shall be administered, which office at the date of the execution of the Indenture is located in the case of the Trustee, at 452 Fifth Avenue, New York, New York 10018-2706 Attention: Issuer Services, and in the case of Deutsche Bank Trust Company Americas appointed as the Security Registrar and the Paying Agent as of the date hereof, at 60 Wall Street, New York, New York 10005, Attention: Corporate Trust & Agency Services, or at any other time at such other address as the Trustee, the Security Registrar or any Paying Agent may designate from time to time by notice to the Holders.

(13) "corporation" includes corporations, associations, companies and business trusts.

(14) "Corporation" means the Person named as the "Corporation" in the first paragraph of this Indenture until a successor corporation to such Person shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Corporation" shall mean such successor corporation.

(15) "Defaulted Interest" has the meaning specified in Section 307.

(16) "Deferred Interest" has the meaning specified in Section 1401.

(17) "Depositary" means, with respect to the Subordinated Debt Securities of any series issuable or issued in whole or in part in the form of one or more Global Securities, the Person designated as Depositary by the Issuer pursuant to
Section 301 until a successor Depositary shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Depositary" shall mean or include each Person who is then a Depositary hereunder, and if at any time there is more than one such Person, "Depositary" as used with respect to the Subordinated Debt Securities of any such series shall mean the Depositary with respect to the Subordinated Debt Securities of that series.

(18) "Dollar" or "$" means the currency of the United States of America which as at the time of payment is legal tender for the payment of public and private debts.

(19) "Event of Default" has the meaning specified in Section 501.

(20) "Exchange Act" means the United States Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

(21) "Exchange Rate" means: (i) with respect to a currency (other than a composite currency) in which payment is to be made on Subordinated Debt Securities denominated in a composite currency, the exchange rate between such composite currency and such currency reported by the agency or organization, if any, designated pursuant to Section 301(b)(5), or if such exchange rate is not or ceases to be so reported, then such exchange rate as shall be determined by the Trustee or, if the Trustee is not also acting as the Paying Agent, any Paying Agent using quotations from one or more major banks in the City of New York or such other quotations as the Trustee or any Paying Agent, as the case may be, shall deem appropriate, such banks being satisfactory to the Issuer, on the Regular or Special Record Date with respect to such Interest Payment Date or date for payment of Defaulted Interest or the fifteenth day immediately preceding the maturity of an installment of principal, as the case may be; (ii) with respect to payments in Dollars to be made on Subordinated Debt Securities denominated in a Foreign Currency, the noon buying rate for that currency for wire transfers quoted in the City of New York on the Regular or Special Record Date with respect to such Interest Payment Date or date for payment of Defaulted Interest or the fifteenth day immediately preceding the maturity of an installment of principal, as the case may be, as certified for customs purposes by the Federal Reserve Bank of New York; (iii) with respect to payments in a Foreign Currency to be made on Subordinated Debt Securities denominated in Dollars or converted into Dollars pursuant to Section 311(f), the noon Dollar buying rate for that currency for wire transfers quoted in the City of New York on the Regular or Special Record Date with respect to such Interest Payment Date or date for payment of Defaulted Interest or the fifteenth day immediately preceding the maturity of an installment of principal, as the case may be, as certified for customs purposes by the Federal Reserve Bank of New York; and (iv) with respect to payments in a Foreign Currency to be made on Subordinated Debt Securities denominated in a different Foreign Currency, the exchange rate between such Foreign Currencies determined in the manner specified pursuant to Section 301(b)(18). Except in the situation contemplated in (i) above, if for any reason such rates are not available with respect to one or more currencies for which an Exchange Rate is required, the Trustee or any Paying Agent, as the case may be, shall use such quotation of the Federal Reserve Bank of New York as of the most recent available date, or quotations from one or more major banks in the City of New York or in the country of issue of the currency in question, or such other quotations as the Trustee or any Paying Agent, as the case may be, shall deem appropriate, such banks being satisfactory to the Issuer. Unless otherwise specified by the Trustee or by any Paying Agent, as the case may be, if there is more than one market for dealing in any currency by reason of foreign exchange regulations or otherwise, the market to be used in respect of such currency shall be that upon which a non-resident issuer of securities designated in such currency would purchase such currency in order to make payments in respect of such securities.

(22) "Exchange Rate Officers' Certificate", with respect to any date for the payment of principal of (and premium, if any) and interest on any series of Subordinated Debt Securities, means a certificate setting forth the applicable Exchange Rate or Rates as of the Regular or Special Record Date with respect to such Interest Payment Date, the date for payment of Defaulted Interest or the fifteenth day immediately preceding the maturity of an installment of principal, as the case may be, and the amounts payable in Dollars and Foreign Currencies in respect of the principal of (and premium, if any) and interest on Subordinated Debt Securities denominated in any composite currency or any Foreign Currency, and signed by the Authorized Officers of the Issuer and delivered to the Trustee or to any Paying Agent, as the case may be.

(23) "Extended Interest Payment Period" has the meaning specified in Section
1401.

(24) "Foreign Currency" means a currency issued by the government of any country other than the United States of America.

(25) "Global Security" means a Subordinated Debt Security evidencing all or part of a series of Subordinated Debt Securities, issued to the Depositary for such series in accordance with Section 303 and bearing the legend prescribed in
Section 303(c).

(26) "Holder", with respect to a Subordinated Debt Security, means the Person in whose name such Subordinated Debt Security is registered in the Security Register.

(27) "Indenture" means this instrument as originally executed or as it may from time to time be supplemented, amended or restated by or pursuant to one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof and, unless the context otherwise requires, shall include the terms of a particular series of Subordinated Debt Securities established as contemplated by Section 301.

(28) "interest", when used with respect to an Original Issue Discount Security that by its terms bears stated interest only after Maturity, refers to interest payable after Maturity.

(29) "Interest Payment Date", with respect to any Subordinated Debt Security, means the Stated Maturity Date of an installment of interest on such Subordinated Debt Security.

(30) "Issuer" has the meaning assigned to it in the first paragraph of this Indenture until a successor corporation to the Issuer shall have become such pursuant to the applicable provisions of this Indenture, and thereafter, "Issuer" shall mean with respect to the Issuer, the successor corporation to the Issuer.

(31) "Issuer Order" and "Issuer Request" mean, respectively, a written order or request signed in the name of the Issuer by its Authorized Officers.

(32) "Maturity", when used with respect to any Subordinated Debt Security, means the date on which the principal of such Subordinated Debt Security becomes due and payable as therein or herein provided, whether at the Stated Maturity Date or by declaration of acceleration, call for redemption, repayment at the option of the Holder or otherwise.

(33) "Officers' Certificate" means a certificate signed by the Authorized Officers of the Issuer and delivered to the Trustee.

(34) "Opinion of Counsel" means a written opinion of counsel, who may be counsel to the Issuer, which opinion shall be subject to assumptions and qualifications satisfactory to such counsel.

(35) "Original Issue Discount Security" means any Subordinated Debt Security that is issued with "original issue discount" within the meaning of Section 1273(a) of the United States Internal Revenue Code of 1986 and the regulations thereunder and any other Subordinated Debt Security designated by the Issuer as issued with original issue discount for United States federal income tax purposes.

(36) "Outstanding" when used with respect to Subordinated Debt Securities means, as of the date of determination, all Subordinated Debt Securities theretofore authenticated and delivered under this Indenture, except:

     (i) Subordinated Debt Securities theretofore cancelled by the Trustee or delivered to the Trustee for cancellation;

     (ii) Subordinated Debt Securities for whose payment or redemption money in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent (other than the Issuer) in trust or set aside and segregated in trust by the Issuer

     (if the Issuer shall act as its own Paying Agent) for the Holders of such Subordinated Debt Securities; provided, however, that if such Subordinated Debt Securities are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee has been made; and

     (iii) Subordinated Debt Securities that have been surrendered to the Trustee pursuant to Section 306 or in exchange for or in lieu of which other Subordinated Debt Securities have been authenticated and delivered pursuant to this Indenture, other than any such Subordinated Debt Securities in respect of which there shall have been presented to the Trustee proof that such Subordinated Debt Securities are held by a bona fide purchaser in whose hands such Subordinated Debt Securities are valid and binding obligations of the Issuer;

provided, however, that in determining whether the Holders of the requisite principal amount of Outstanding Subordinated Debt Securities have taken any Act hereunder, Subordinated Debt Securities owned by the Issuer or any other obligor upon the Subordinated Debt Securities or any Affiliate of the Issuer or of such other obligor shall be disregarded and deemed not to be Outstanding; provided further that, in determining whether the Trustee shall be protected in relying upon such Act, only Subordinated Debt Securities that a Responsible Officer of the Trustee knows to be so owned shall be so disregarded; and provided further that Subordinated Debt Securities so owned that have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right to act with respect to such Subordinated Debt Securities and that the pledgee is not the Issuer or any other obligor upon the Subordinated Debt Securities or any Affiliate of the Issuer or of such other obligor.

(37) "Paying Agent" means any Person authorized by the Issuer to pay the principal of (and premium, if any) or interest on any Subordinated Debt Securities on behalf of the Issuer.

(38) "Person" means any individual, corporation, partnership, limited liability company, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

(39) "Place of Payment" means: (i) when used with respect to the Subordinated Debt Securities of any series payable in Dollars, the Corporate Trust Office of the Trustee or the Paying Agent, as the case may be, in the Borough of Manhattan, the City and State of New York; and, (ii) when used with respect to the Subordinated Debt Securities of any series payable in a Foreign Currency, the other place or places, if any, where the principal of (and premium, if any) and interest on the Subordinated Debt Securities of that series are payable as specified as contemplated by Section 301.

(40) "Predecessor Security" of any particular Subordinated Debt Security means every previous Subordinated Debt Security evidencing all or a portion of the same debt as that evidenced by such particular Subordinated Debt Security; and, for the purposes of this definition, any Subordinated Debt Security authenticated and delivered under Section 306 in lieu of a lost, destroyed or stolen Subordinated Debt Security shall be deemed to evidence the same debt as the lost, destroyed or stolen Subordinated Debt Security.

(41) "Redemption Date", when used with respect to any Subordinated Debt Security to be redeemed, means the date fixed for such redemption by or pursuant to this Indenture.

(42) "Redemption Price", when used with respect to any Subordinated Debt Security to be redeemed, means the price at which it is to be redeemed pursuant to this Indenture.

(43) "Regular Record Date" for the interest payable on any Interest Payment Date on the Subordinated Debt Securities of any series means the date specified for that purpose as contemplated by Section 301.

(44) "Responsible Officer" when used with respect to the Trustee means any officer within the Corporate Trust Office, including any vice-president (whether or not designated by a number or word or words added before or after the title "vice-president"), any assistant vice-president, any managing director, any director, any associate, the secretary, any assistant secretary, the treasurer, any assistant treasurer, the cashier, any assistant cashier, any trust officer or assistant trust officer, the controller or any assistant controller or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his knowledge of and familiarity with the particular subject.

(45) "Security Register" and "Security Registrar" have the respective meanings specified in Section 305.

(46) "Senior Indebtedness" means, with respect to any Person, the principal of (and premium, if any) and interest in respect of indebtedness of such Person for
(i) money borrowed by such Person; (ii) securities, notes, bonds or other similar instruments issued by such Person; (iii) all capital lease obligations of such Person; (iv) all obligations issued or assumed by such Person as the purchase price of property by such Person or a Subsidiary of such Person, all conditional sale obligations of such Person and all obligations of such Person under any conditional sale or title retention agreement (but excluding trade accounts payable in the ordinary course of business); (v) all obligations, contingent or otherwise, of such Person in respect of any letters of credit, banker's acceptances, security purchase facilities or similar credit transactions; (vi) all obligations in respect of interest rate swap, cap or other agreements, interest rate future or option contracts, currency swap agreements, currency future or option contracts and other similar agreements;
(vii) all obligations of the type referred to in clauses (i) through (vi) of other Persons for the payment of which such Person is responsible or liable as obligor, guarantor or otherwise; (viii) obligations under performance guarantees, support agreements and other agreements in the nature thereof relating to obligations of a Subsidiary of such Person; (ix) renewals, extensions, refundings, amendments and modifications of indebtedness or obligations referred to in clauses (i) through (viii) (unless the instrument creating or evidencing any such indebtedness or obligation or its renewal, extension, refund, amendment or modification specifically provides that such indebtedness or obligation is not senior in right of payment to the Subordinated Debt Securities); and (x) all obligations of the type referred to in clauses (i) through (ix) of other Persons secured by any lien on any property or asset of such Person (whether or not such obligation is assumed by such obligor). Notwithstanding the foregoing, Senior Indebtedness does not include (1) any such indebtedness or obligation that is by its terms subordinated to or pari passu with the Subordinated Debt Securities, and (2) any indebtedness or obligation between or among such Person and its Affiliates.

(47) "Special Record Date" for the payment of any Defaulted Interest means a date fixed by the Trustee pursuant to Section 307.

(48) "Stated Maturity Date", when used with respect to any Subordinated Debt Security or any installment of interest thereon, means the date specified in such Subordinated Debt Security as the fixed date on which the principal of such Subordinated Debt Security or such installment of interest is due and payable.

(49) "Subordinated Debt Securities" means Subordinated Debt Securities issued by the Issuer and authenticated and delivered under this Indenture.

(50) "Subsidiary" means, with respect to the Issuer, a corporation, a majority of the outstanding voting shares of which are owned, directly or indirectly, by the Issuer or by one or more other Subsidiaries of the Issuer, or by the Issuer and one or more other Subsidiaries of the Issuer. For the purposes of this definition, "voting shares" means shares having voting power for the election of directors, whether at all times or only so long as no other shares have such voting power by reason of any contingency.

(51) "Trust Indenture Act" means the Trust Indenture Act of 1939 as in force at the date as of which this Indenture was executed, except as provided in Sections 609, 703 and 905 hereof.

(52) "Trustee" means the Person named as the "Trustee" in the first paragraph of this Indenture until a successor Trustee shall have become such pursuant to the applicable provisions hereof, and thereafter "Trustee" shall mean or include each Person who is then a Trustee hereunder, and if at any time there is more than one such Person, "Trustee" as used with respect to the Subordinated Debt Securities of any series shall mean the Trustee with respect to Subordinated Debt Securities of that series.

SECTION 102.      COMPLIANCE CERTIFICATES AND OPINIONS.

(a) Upon any application or request by the Issuer to the Trustee to take any action under any provision of this Indenture, the Issuer shall furnish to the Trustee an Officers' Certificate and Opinion of Counsel stating that all conditions precedent, if any, provided for in this Indenture related to the proposed action have been complied with except that, in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture related to such particular application or request, no additional certificate or opinion need be furnished.

(b) Every Officers' Certificate or Opinion of Counsel with respect to compliance with a condition or covenant provided for in this Indenture (other than the certificate required by Section 1004) shall include: (1) a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions herein related thereto; (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based; (3) a statement that, in the opinion of each such individual, he has made such examination or investigation as is reasonably necessary to enable him to make the statement or to express an opinion whether such covenant or condition has been complied with; and (4) a statement whether, in the opinion of each such individual, such condition or covenant has been complied with.

(c) Any Officers' Certificate may be based, insofar as it relates to legal matters, upon an Opinion of Counsel, unless such Authorized Officer knows that the opinion with respect to the matters upon which his or her certificate may be based as aforesaid is erroneous. Any Opinion of Counsel may be based, insofar as it relates to factual matters, upon certificates, statements or opinions of, or representations by an officer or officers of the Issuer, or other persons or firms deemed appropriate by such counsel, unless such counsel knows that the certificates, statements or opinions or representations with respect to the matters upon which his or her opinion may be based as aforesaid are erroneous.

(d) Any Officers' Certificate, statement or Opinion of Counsel may be based, insofar as it relates to accounting matters, upon a certificate or opinion of or representation by an accountant (who may be an employee of the Issuer), or firm of accountants, unless such Authorized Officer or counsel, as the case may be, knows that the certificate or opinion or representation with respect to the accounting matters upon which his or her certificate, statement or opinion may be based as aforesaid is erroneous.

SECTION 103. FORM OF DOCUMENTS DELIVERED TO TRUSTEE.

(a) In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

(b) Any Officers' Certificate or Opinion of Counsel of the Issuer may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which such certificate or opinion is based is erroneous. Any such certificate or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Issuer stating that the information with respect to such factual matters is in the possession of such certifying entity unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters is erroneous.

(c) Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

SECTION 104. ACTS OF HOLDERS.

(a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by an agent duly appointed in writing. Except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and, where it is hereby expressly required, to the Issuer. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and, subject to Section 601, conclusive in favor of the Trustee and the Issuer, if made in the manner provided in this Section. The record of any meeting of Holders of Subordinated Debt Securities shall be proved in the manner provided in Section 1606.

(b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by a signer acting in a capacity other than his individual capacity, such certificate or affidavit shall also constitute sufficient proof of his authority. The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any manner that the Trustee deems sufficient.

(c) The ownership of Subordinated Debt Securities shall be proved by the Security Register.

(d) If the Issuer shall solicit from the Holders of Subordinated Debt Securities of any series any Act, the Issuer may, at its option, by Board Resolution, fix in advance a record date for the determination of Holders of Subordinated Debt Securities entitled to take such Act, but the Issuer shall have no obligation to do so. Any such record date shall be fixed at the discretion of the Issuer. If such a record date is fixed, such Act may be sought or taken before or after the record date, but only the Holders of record at the close of business on such record date shall be deemed to be Holders for the purpose of determining whether Holders of the requisite proportion of Subordinated Debt Securities of such series Outstanding have authorized or agreed or consented to such Act, and for that purpose the Subordinated Debt Securities of such series Outstanding shall be computed as of such record date.

(e) Any Act of the Holder of any Subordinated Debt Security shall bind every future holder of the same Subordinated Debt Security and the Holder of every Subordinated Debt Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, suffered or omitted by the Trustee or the Issuer in reliance thereon, whether or not notation of such action is made upon such Subordinated Debt Security.

(f) For purposes of determining the principal amount of Outstanding Subordinated Debt Securities of any series the Holders of which are required, requested or permitted to take any Act under this Indenture: (1) each Original Issue Discount Security shall be deemed to have an amount outstanding determined by the Trustee that could be declared to be due and payable pursuant to the terms of such Original Issue Discount Security as of the date such Act is delivered to the Trustee and, where it is hereby expressly required, to the Issuer; and (2) each Subordinated Debt Security denominated in a Foreign Currency or composite currency shall be deemed to have an amount outstanding determined by the Trustee by converting the principal amount of such Subordinated Debt Security in the currency in which such Subordinated Debt Security is denominated into Dollars at the Exchange Rate as of the date such Act is delivered to the Trustee and, where it is hereby expressly required, to the Issuer (or, if there is no such rate on such date for the reasons specified in Section 311(d), such rate on the date specified in such Section).

SECTION 105. NOTICES, ETC., TO TRUSTEE AND ISSUER.

Any Act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with:

     (1) the Trustee, by any Holder or by the Issuer, shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the Trustee at its Corporate Trust Office, Attention:
           Issuer Services/Nortel Networks Corporation, facsimile 212-525-1300, or such other facsimile number as may be provided by the Trustee from time to time, and shall be deemed to have been made at the time of delivery or facsimile transmission; provided that any delivery made or facsimile sent on a day other than a Business Day in New York shall be deemed to be received on the next following Business Day in New York; or

     (2) the Issuer, by the Trustee or by any Holder, shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing to the Issuer addressed to it at the address of its executive office specified in the first paragraph of this Indenture,
           Attention: Corporate Secretary, facsimile number (905) 863-8386, or such other facsimile number as may be provided by the Issuer to the Trustee from time to time, and shall be deemed to have been made at the time of delivery or facsimile transmission; provided that any delivery made or facsimile sent on a day other than a Business Day in Toronto, Ontario shall be deemed to be received on the next following Business Day in Toronto, Ontario.

SECTION 106. NOTICE TO HOLDERS; WAIVER.

(a) Except as otherwise expressly provided herein, where this Indenture provides for notice to Holders of any event, such notice shall be sufficiently given to Holders if in writing and mailed, first-class postage prepaid, to each Holder affected by such event, at his address as it appears in the Security Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice.

(b) If the regular mail service is suspended or for any other reason it shall be impracticable to give notice to Holders by mail, then such notification to Holders as shall be made with the approval of the Trustee shall constitute sufficient notification for every purpose hereunder. In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders.

(c) Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

(d) Any Act required or permitted under this Indenture shall be in the English language.

SECTION 107.      CONFLICT WITH TRUST INDENTURE ACT.

If any provision of this Indenture limits, qualifies or conflicts with a provision of the Trust Indenture Act that is required under the Trust Indenture Act to be a part of and govern this Indenture, the latter provision shall control. If any provision of this Indenture modifies or excludes any provision of the Trust Indenture Act that may be so modified or excluded, the latter provision shall be deemed to apply to this Indenture as so modified or excluded, as the case may be.

SECTION 108.      EFFECT OF HEADINGS AND TABLE OF CONTENTS.

The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

SECTION 109.      SUCCESSORS AND ASSIGNS.

All covenants and agreements in this Indenture by the Issuer shall bind its successors and assigns, whether expressed or not. All agreements of the Trustee in this Indenture shall bind its respective successors.

SECTION 110.      SEPARABILITY CLAUSE.

If any provision in this Indenture or in the Subordinated Debt Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

SECTION 111.      BENEFITS OF INDENTURE.

Nothing in this Indenture or in the Subordinated Debt Securities, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder, and any Paying Agent and the Holders, any benefit or any legal or equitable right, remedy or claim under this Indenture.

SECTION 112.      GOVERNING LAW, ETC.

(a) This Indenture and the Subordinated Debt Securities shall be governed by and construed in accordance with the laws of the State of New York, but without giving effect to applicable principles of conflicts of law to the extent that the application of the law of another jurisdiction would be required thereby.

(b) The Issuer has appointed CT Corporation System with offices at 111 Eighth Avenue, 13th Floor, New York, New York, 10011 as its authorized agent (the "Authorized Agent") upon whom all writs, process and summonses may be served in any suit, action or proceeding arising out of or based upon this Indenture or the Subordinated Debt Securities which may be instituted in any state or federal court in the City of New York, New York. The Issuer hereby represents and warrants that the Authorized Agent has accepted such appointment and has agreed to act as said agent for service of process, and the Issuer agrees to take any and all action, including the filing of any and all documents, that may be reasonably necessary to continue each such appointment in full force and effect as aforesaid so long as the Subordinated Debt Securities remain outstanding. The Issuer agrees that the appointment of the Authorized Agent shall be irrevocable so long as any of the Subordinated Debt Securities remain outstanding or until the irrevocable appointment by the Issuer of a successor agent in the City of New York, New York as its authorized agent for such purpose and the acceptance of such appointment by such successor. Service of process upon the Authorized Agent shall be deemed, in every respect, effective service of process upon the Issuer.

(c)  The Issuer hereby:

     (1) agrees that any suit, action or proceeding against it arising out of or relating to this Indenture or the Subordinated Debt Securities, as the case may be, may be instituted in any federal or state court sitting in the City of New York;

     (2) waives to the extent permitted by applicable law, any objection which it may now or hereafter have to the laying of venue of any such suit, action or proceeding, and any claim that any suit, action or proceeding in such a court has been brought in an inconvenient forum;

     (3) irrevocably submits to the non-exclusive jurisdiction of such courts in any suit, action or proceeding; and

     (4) agrees that service of process by mail to the addresses specified herein shall constitute personal service of such process on it in any such suit, action or proceeding.

SECTION 113.      LEGAL HOLIDAYS.

If any Interest Payment Date, Redemption Date or Stated Maturity Date of any Subordinated Debt Security shall not be a Business Day at any Place of Payment, then (notwithstanding any other provision of this Indenture or of the Subordinated Debt Securities) payment of interest or principal (and premium, if any) need not be made at such Place of Payment on such date, but may be made on the next succeeding Business Day at such Place of Payment with the same force and effect as if made on the Interest Payment Date, Redemption Date, or Stated Maturity Date, and no interest shall accrue on such payment for the period from and after such Interest Payment Date, Redemption Date or Stated Maturity Date, as the case may be.

                                   ARTICLE TWO

                        SUBORDINATED DEBT SECURITY FORMS

SECTION 201.      FORMS GENERALLY.

(a) All Subordinated Debt Securities and the Trustee's certificate of authentication shall have such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture or by a Board Resolution and as set forth in an Officers' Certificate or any indenture supplemental hereto and may have such letters, numbers or other marks of identification or designation and such legends or endorsements placed thereon as the Issuer may deem appropriate and as are not inconsistent with the provisions of this Indenture, or as may be required to comply with any law or with any rule or regulation made pursuant thereto or with any rule or regulation of any securities exchange on which any of the Subordinated Debt Securities may be listed, or to conform to usage.

(b) The definitive Subordinated Debt Securities shall be printed, lithographed or engraved or produced by any combination of these methods on steel engraved borders or may be produced in any other manner; provided, that such manner is permitted by the rules of any securities exchange on which the Subordinated Debt Securities may be listed or of any automated quotation system on which such series may be quoted, all as determined by the officers executing such Subordinated Debt Securities, as conclusively evidenced by their execution of such Subordinated Debt Securities.

SECTION 202.      FORMS OF SUBORDINATED DEBT SECURITIES.

Subordinated Debt Securities shall be in the forms approved by the officers executing such Subordinated Debt Securities, as conclusively evidenced by their execution of such Subordinated Debt Securities, having those terms approved by or pursuant to a Board Resolution and set forth in an Officers' Certificate or one or more indentures supplemental hereto which shall set forth the information required by Section 301. The Subordinated Debt Securities of each series shall be issuable in registered form without coupons and may be in the form of one or more Global Securities in whole or in part.

SECTION 203.      FORM OF TRUSTEE'S CERTIFICATE OF AUTHENTICATION.


The form of the Trustee's certificate of authentication to be borne by the Subordinated Debt Securities shall be substantially as follows:

                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION

This is one of the Subordinated Debt Securities issued under the within-mentioned Indenture.

                                         HSBC BANK USA, as Trustee


Dated:                                   By:
      ------------------------------        --------------------------------
                                            Authorized Signatory


                                  ARTICLE THREE

                        THE SUBORDINATED DEBT SECURITIES

SECTION 301.      AMOUNT UNLIMITED; ISSUABLE IN SERIES.

(a) The aggregate principal amount of Subordinated Debt Securities that may be authenticated and delivered under this Indenture is unlimited.

(b) The Subordinated Debt Securities may be issued in one or more series. Not all Subordinated Debt Securities of any one series need be issued at the same time, and, unless otherwise provided, a series may be reopened for issuances of additional Subordinated Debt Securities of such series. There shall be established in or pursuant to a Board Resolution of the Issuer and set forth in an Officers' Certificate, or established in one or more indentures supplemental hereto, prior to the issuance of Subordinated Debt Securities of any series:

     (1) the designation of the Subordinated Debt Securities of the series (which shall distinguish the Subordinated Debt Securities of the series from all other Subordinated Debt Securities);

     (2) the limit, if any, upon the aggregate principal amount of the Subordinated Debt Securities of the series that may be authenticated and delivered under this Indenture (except for Subordinated Debt Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Subordinated Debt Securities of the series pursuant to Sections 304, 305, 306, 906 or
          1107);

     (3) the denominations in which Subordinated Debt Securities of the series shall be issuable;

     (4) the date or dates on which the principal of the Subordinated Debt Securities of the series is payable;

     (5) the currency or currencies of denominations of the Subordinated Debt Securities of any series, which may be in Dollars, any Foreign Currency or any composite currency, and, if any such currency of denomination is a composite currency, the agency or organization, if any, responsible for overseeing such composite currency;

     (6) the currency or currencies in which payment of the principal of (and premium, if any) and interest on the Subordinated Debt Securities of the series will be made, and the currency or currencies, if any, in which payment of the principal of (and premium, if any) or the interest on Subordinated Debt Securities of the series, at the election of each of the Holders thereof, may also be payable;

     (7) the rate or rates or the method of determination thereof at which the Subordinated Debt Securities of the series shall bear interest, if any, the date or dates from which such interest shall accrue, the Interest Payment Dates on which such interest shall be payable, and the Regular Record Dates for the interest payable on such Interest Payment Dates;

     (8) the period or periods within which or the date or dates on which, if any, the price or prices at which and the terms and conditions upon which Subordinated Debt Securities of the series may be repurchased or redeemed, in whole or in part, at the option of the Issuer;

     (9) the obligation, if any, of the Issuer to redeem, repay or purchase Subordinated Debt Securities of the series either pursuant to any sinking fund or analogous provisions or at the option of a Holder thereof and the period or periods within which, the price or prices at which and the terms and conditions upon which Subordinated Debt Securities of the series shall be redeemed, repaid or purchased, in whole or in part, pursuant to such obligation;

     (10) the terms and conditions, if any, upon which additional interest or amounts may be payable with respect to the Subordinated Debt Securities;

     (11) whether the Subordinated Debt Securities of the series shall be issued in whole or in part in the form of one or more Global Securities and, in such case, the Depositary for such Global Security or Securities and the terms and conditions, if any, upon which interests in such Global Security or Securities may be exchanged in whole or in part for the individual Subordinated Debt Securities represented thereby;

     (12) whether the Subordinated Debt Securities of the series shall be issued in whole or in part in the form of one or more temporary debt certificates pursuant to Section 304 hereof, and, in such case, provisions relating to the payment of interest thereon and the terms and conditions, if any, upon which interests in such temporary Subordinated Debt Securities may be exchanged in whole or in part for the individual Subordinated Debt Securities represented thereby;

     (13) any addition to or change in the covenants set forth in Article Ten which applies to Subordinated Debt Securities of the series;

     (14) any addition to or change in the Events of Default set forth in
          Section 501 which applies to Subordinated Debt Securities of the series;

     (15) the terms and conditions of any warrants which may be offered by the Issuer in connection with Subordinated Debt Securities of the series;

     (16) if other than the principal amount thereof, the portion of the principal amount of Subordinated Debt Securities of the series that shall be payable upon declaration of acceleration of the Maturity thereof pursuant to Section 501;

     (17) if the amount of payments of principal of (and premium, if any) or interest on the Subordinated Debt Securities of the series may be determined with reference to an index based on a currency or currencies other than that in which the Subordinated Debt Securities of the series are denominated or designated to be payable, the manner in which such amounts shall be determined;

     (18) if the payments of principal of (and premium, if any) or the interest on the Subordinated Debt Securities of the series are to be made in a Foreign Currency, other than the Foreign Currency in which such Subordinated Debt Securities are denominated, the manner in which the Exchange Rate with respect to such payments shall be determined;

     (19) the terms, if any, upon which the Subordinated Debt Securities of the series will be defeasable;

     (20) the place or places where the principal of (and premium, if any) and interest on Subordinated Debt Securities of the series shall be payable;

     (21) any provision for the conversion or exchange of Subordinated Debt Securities of the series, either at the option of the Holders thereof or the Issuer, into or for another security or securities of the Issuer or another Person, the security or securities into or for which, the period or periods within which, the price or prices, including any adjustments thereto, at which and the other terms and conditions upon which any Subordinated Debt Securities of the series shall be converted or exchanged, in whole or in part, pursuant to such obligation;

     (22) the securities exchange or quotation system upon which Subordinated Debt Securities of the series will be listed or quoted, if any;

     (23) CUSIP numbers, if any;

     (24) the terms and conditions upon which payments of interest may be deferred pursuant to Article Fourteen; and

     (25) any other terms of the series (which terms shall not be inconsistent with the provisions of this Indenture).

(c) All Subordinated Debt Securities of any one series shall be substantially identical except as to denomination and except as may otherwise be provided in or pursuant to such Board Resolution and set forth in such Officers' Certificate or in such indenture or indentures supplemental hereto.

(d) If any of the terms of a series of Subordinated Debt Securities are established by action taken pursuant to a Board Resolution, a copy of an appropriate record of such action shall be certified by the Corporate Secretary or an Assistant Secretary of the Issuer and delivered to the Trustee at or prior to the delivery of the Officers' Certificate setting forth the terms of the series.

(e) Subordinated Debt Securities of any series which are repayable at the option of the Holders shall be repaid in accordance with the terms of the Subordinated Debt Securities of such series.

SECTION 302.      DENOMINATIONS.

Unless otherwise provided as contemplated by Section 301 with respect to any series of Subordinated Debt Securities and except as provided in Section 303, Subordinated Debt Securities will be issued in denominations, unless otherwise specified by the Issuer, of integral multiples of $1,000.

SECTION 303.      EXECUTION, AUTHENTICATION, DELIVERY AND DATING.

(a) The Subordinated Debt Securities shall be executed on behalf of the Issuer by its Authorized Officers. The Subordinated Debt Securities may but need not be under the corporate seal of the Issuer or a reproduction thereof (which reproduction shall for such purposes be deemed to be the corporate seal of the Issuer). The signature of any of these officers on the Subordinated Debt Securities may be manual or facsimile. Subordinated Debt Securities bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Issuer shall bind the Issuer, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Subordinated Debt Securities.

(b) At any time and from time to time after the execution and delivery of this Indenture, the Issuer may deliver Subordinated Debt Securities of any series executed by the Issuer to the Trustee for authentication, together with the Issuer Order for the authentication and delivery of such Subordinated Debt Securities; whereupon the Trustee, in accordance with such Issuer Order, shall authenticate and deliver such Subordinated Debt Securities. The Trustee shall be entitled to receive, prior to the authentication and delivery of such Subordinated Debt Securities, the supplemental indenture or the Board Resolution by or pursuant to which the terms of such Subordinated Debt Securities have been approved, an Officers' Certificate as to the absence of any event that is, or after notice or lapse of time or both would become, an Event of Default, and an Opinion or Opinions of Counsel of the Issuer to the effect that:

     (1) all instruments furnished by the Issuer to the Trustee in connection with the authentication and delivery of such Subordinated Debt Securities conform to the requirements of this Indenture and constitute sufficient authority hereunder for the Trustee to authenticate and deliver such Subordinated Debt Securities;

     (2) the forms of such Subordinated Debt Securities have been established in conformity with the provisions of this Indenture;

     (3) the terms of such Subordinated Debt Securities have been established in conformity with the provisions of this Indenture;

     (4) in the event that the forms or terms of such Subordinated Debt Securities have been established in a supplemental indenture, the execution and delivery of such supplemental indenture have been duly authorized by all necessary corporate action of the Issuer, such supplemental indenture has been duly executed and delivered by the Issuer and, assuming due authorization, execution and delivery by the Trustee, is a valid and binding obligation enforceable against the Issuer in accordance with its terms, subject to enforceability being limited by bankruptcy, insolvency, or other laws or foreign governmental actions affecting the enforcement of creditors' rights generally, and equitable remedies, including the remedies of specific performance and injunction, being granted only in the discretion of a court of competent jurisdiction;

     (5) the execution and delivery of such Subordinated Debt Securities have been duly authorized by all necessary corporate action of the Issuer and such Subordinated Debt Securities have been duly executed by the Issuer and, assuming due authentication by the Trustee and delivery by the Issuer, are valid and binding obligations of the Issuer enforceable against the Issuer in accordance with their terms, entitled to the benefit of the Indenture, subject to enforceability being limited by bankruptcy, insolvency, or other laws or foreign governmental actions affecting the enforcement of creditors' rights generally, and equitable remedies, including the remedies of specific performance and injunction, being granted only in the discretion of a court of competent jurisdiction;

     (6) the amount of Outstanding Subordinated Debt Securities of such series, together with the amount of such Subordinated Debt Securities, does not exceed any limit established under the terms of this Indenture on the amount of Subordinated Debt Securities of such series that may be authenticated and delivered; and

     (7)  such other matters as the Trustee may reasonably request.

(c) If the Issuer shall establish pursuant to Section 301 that the Subordinated Debt Securities of a series are to be issued in whole or in part in the form of one or more Global Securities, then the Issuer shall execute and the Trustee shall authenticate and deliver one or more Global Securities that shall: (1) represent an aggregate amount equal to the aggregate principal amount of the Outstanding Subordinated Debt Securities of such series to be represented by one or more Global Securities; (2) be registered in the name of the Depositary for such Global Security or Securities or the nominee of such Depositary; (3) be held or be delivered by the Trustee to such Depositary or pursuant to such Depositary's instruction; and (4) bear a legend substantially to the following effect: "Unless and until it is exchanged in whole or in part for the individual Subordinated Debt Securities represented hereby, this Global Security may not be transferred except as a whole by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary or by the Depositary or any such nominee to a successor Depositary or a nominee of such successor Depositary."

(d) Each Depositary designated pursuant to Section 301 for a Global Security must, at the time of its designation and at all times while it serves as such Depositary, be a clearing agency registered under the Exchange Act and any other applicable statute or regulation.

(e) The Trustee shall not be required to authenticate any Subordinated Debt Securities if the issuance of such Subordinated Debt Securities pursuant to this Indenture will adversely affect the Trustee's own rights, duties or immunities under this Indenture.

(f) Each Subordinated Debt Security shall be dated the date of its issue, except as otherwise provided pursuant to Section 301 with respect to Subordinated Debt Securities of such series.

(g) No Subordinated Debt Security shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Subordinated Debt Security a certificate of authentication substantially in the form provided for herein duly executed by the Trustee by manual signature of one of its authorized officers, and such certificate upon any Subordinated Debt Security shall be conclusive evidence, and the only evidence, that such Subordinated Debt Security has been duly authenticated and delivered hereunder and is entitled to the benefits of this Indenture.

SECTION 304. TEMPORARY SUBORDINATED DEBT SECURITIES.

(a) Pending the preparation of definitive Subordinated Debt Securities of any series, the Issuer may execute, and, upon receipt of an Issuer Order, the Trustee shall authenticate and deliver, temporary Subordinated Debt Securities that are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Subordinated Debt Securities in lieu of which they are issued, in registered form, and in all cases with such appropriate insertions, omissions, substitutions and other variations as the officers of the Issuer executing such Subordinated Debt Securities may determine, as conclusively evidenced by their execution of such Subordinated Debt Securities. Any such temporary Subordinated Debt Securities may be in global form, representing all or a portion of the Outstanding Subordinated Debt Securities of such series. Every such temporary Subordinated Debt Security shall be executed by Authorized Officers of the Issuer and shall be authenticated and delivered by the Trustee upon the same terms and conditions and in substantially the same manner, and with the same effect, as the definitive Subordinated Debt Securities in lieu of which it is issued.

(b) If temporary Subordinated Debt Securities of any series are issued, the Issuer will cause definitive Subordinated Debt Securities of such series to be prepared without unreasonable delay. Upon surrender for cancellation of any one or more temporary Subordinated Debt Securities of any series, the Issuer shall execute and the Trustee shall authenticate and deliver in exchange therefor a like principal amount of definitive Subordinated Debt Securities of the same series of authorized denominations and of like tenor. Until so exchanged, temporary Subordinated Debt Securities of any series shall in all respects be entitled to the same benefits under this Indenture as individual Subordinated Debt Securities of such series, except as otherwise specified as contemplated by
Section 301 with respect to the payment of interest on Global Securities in temporary form.

(c) Upon any exchange of a portion of a temporary Global Security for a definitive Global Security or for the individual Subordinated Debt Securities represented thereby pursuant to this Section 304 or Section 305, the temporary Global Security shall be endorsed by the Trustee to reflect the reduction of the principal amount evidenced thereby, whereupon the principal amount of such temporary Global Security shall be reduced for all purposes by the amount so exchanged and endorsed.

SECTION 305.      REGISTRATION, REGISTRATION OF TRANSFER AND EXCHANGE.

(a) The Issuer will maintain an office or agency at which shall be kept a register (the "Security Register") which, subject to such reasonable regulations as it may prescribe, shall provide for the registration of Subordinated Debt Securities and of transfers of Subordinated Debt Securities. Unless and until otherwise determined by the Issuer, Deutsche Bank Trust Company Americas shall act as the Issuer's agent as Security Registrar and the Security Register shall be kept at its Corporate Trust Office located at 60 Wall Street, New York, New York 10005. Such Security Register shall be in written form or in any other form capable of being converted into written form within a reasonable period of time. At all reasonable times, the Security Register shall be open for inspection by the Trustee.

(b) Upon surrender for registration of transfer of any Subordinated Debt Security of any series at the office or agency of the Issuer maintained for such purpose, the Issuer shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Subordinated Debt Securities of the same series of any authorized denomination or denominations, of like tenor and aggregate principal amount. Every Subordinated Debt Security presented or surrendered for registration of transfer or for exchange shall (if so required by the Issuer, the Security Registrar or the Trustee) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Issuer, the Security Registrar and the Trustee duly executed, by the Holder thereof or his attorney duly authorized in writing.

(c) Notwithstanding any other provision of this Section, unless and until it is exchanged in whole or in part for Subordinated Debt Securities in definitive form, a Global Security representing all or a portion of the Subordinated Debt Securities of a series may not be transferred except as a whole by the Depositary for such series to a nominee of such Depositary or by a nominee of such Depositary to such Depositary or another nominee of such Depositary or by such Depositary or any such nominee to a successor Depositary for such series or a nominee of such successor Depositary.

(d) At the option of the Holder, Subordinated Debt Securities of any series (other than a Global Security) may be exchanged for other Subordinated Debt Securities of the same series of any authorized denomination or denominations of a like aggregate principal amount, upon surrender of the Subordinated Debt Securities to be exchanged at such office or agency.

(e) If at any time the Depositary for the Subordinated Debt Securities of a series notifies the Issuer that it is unwilling or unable to continue as Depositary for the Subordinated Debt Securities of such series or if at any time the Depositary for the Subordinated Debt Securities of such series shall no longer be eligible under Section 303(d), the Issuer shall appoint a successor Depositary with respect to the Subordinated Debt Securities of such series.

(f) The Issuer may at any time and in its sole discretion determine that individual Subordinated Debt Securities of any series issued in the form of one or more Global Securities shall no longer be represented by such Global Security or Global Securities. In such event the Issuer will execute, and the Trustee, upon receipt of the Issuer Order for the authentication and delivery of individual Subordinated Debt Securities of such series, will authenticate and deliver, individual Subordinated Debt Securities of such series in an aggregate principal amount equal to the principal amount of the Global Security or Securities representing Subordinated Debt Securities of such series in exchange for such Global Security or Global Securities.

(g) If specified by the Issuer pursuant to Section 301 with respect to a series of Subordinated Debt Securities, the Depositary for such series of Subordinated Debt Securities may surrender a Global Security for such series of Subordinated Debt Securities in exchange in whole or in part for definitive Subordinated Debt Securities of such series on such terms as are acceptable to the Issuer and such Depositary. Thereupon, the Issuer shall execute, and the Trustee shall authenticate and deliver, without service charge: (1) to each Person specified by such Depositary a new definitive Subordinated Debt Security or Subordinated Debt Securities of the same series of any authorized denomination as requested by such Person in aggregate principal amount equal to and in exchange for such Person's beneficial interest in the Global Security; and (2) to such Depositary a new Global Security in a denomination equal to the difference, if any, between the principal amount of the surrendered Global Security and the aggregate principal amount of definitive Subordinated Debt Securities delivered to Holders thereof.

(h) In any exchange provided for in Sections 305(f) or (g), the Issuer shall execute and the Trustee will authenticate and deliver Subordinated Debt Securities in registered form in authorized denominations.

(i) Upon the exchange of a Global Security for individual Subordinated Debt Securities in definitive form, such Global Security shall be cancelled by the Trustee. Individual Subordinated Debt Securities exchanged for portions of a Global Security pursuant to this Section shall be registered in such names and in such authorized denominations as the Depositary for such Global Security, pursuant to instructions from its direct or indirect participants or otherwise, shall instruct the Trustee. The Trustee shall deliver such Subordinated Debt Securities to the persons in whose names such Subordinated Debt Securities are so registered.

(j) All Subordinated Debt Securities executed for delivery upon any transfer or exchange of Subordinated Debt Securities shall be valid obligations of the Issuer evidencing the same debt, and entitled to the same benefits under this Indenture, as the Subordinated Debt Securities surrendered for such transfer or exchange. No service charge shall be made for any registration of transfer or exchange of Subordinated Debt Securities, but the Issuer may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer, registration of transfer or exchange of Subordinated Debt Securities, other than exchanges pursuant to Sections 304, 906 or 1107 not involving any transfer.

(k) The Issuer shall not be required to: (1) execute for delivery, register the transfer of or exchange of Subordinated Debt Securities of any particular series during a period beginning at the opening of business 15 days before the day of the mailing of a notice of redemption of Subordinated Debt Securities of such series selected for redemption under Section 1103 and ending at the close of business on the day of such mailing; or (2) register the transfer of or exchange of any Subordinated Debt Security so selected for redemption in whole or in part, except the unredeemed portion of any Subordinated Debt Security being redeemed in part.

SECTION 306. MUTILATED, DESTROYED, LOST OR STOLEN SUBORDINATED DEBT SECURITIES.

(a) If: (1) any mutilated Subordinated Debt Security is surrendered to the Trustee; or (2) the Issuer and the Trustee receive evidence to their satisfaction of the destruction, loss or theft of any Subordinated Debt Security, and the Issuer and the Trustee receive such security or indemnity satisfactory to them; then, in the absence of notice to the Issuer or the Trustee that such Subordinated Debt Security has been acquired by a bona fide purchaser, the Issuer shall execute and upon its written request the Trustee shall authenticate and deliver, in exchange for any such Security, a new Subordinated Debt Security of like tenor and principal amount in registered form bearing a number not contemporaneously outstanding appertaining to such destroyed, lost or stolen Subordinated Debt Security.

(b) If any such mutilated, destroyed, lost or stolen Subordinated Debt Security has become or is about to become due and payable, the Issuer in its discretion may, instead of executing for delivery a new Subordinated Debt Security, pay such Subordinated Debt Security. Upon the execution for delivery of any new Subordinated Debt Security under this Section, the Issuer may require the payment by the Holder of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith. The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Subordinated Debt Securities.

(c) Every new Subordinated Debt Security of any series executed for delivery pursuant to this Section in lieu of any destroyed, lost or stolen Subordinated Debt Security shall constitute a contractual obligation of the Issuer to the same effect as such destroyed, lost or stolen Subordinated Debt Security and shall be at any time enforceable by anyone, and any such new Subordinated Debt Security shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Subordinated Debt Securities of that series duly issued hereunder.

SECTION 307.      PAYMENT OF INTEREST; INTEREST RIGHTS PRESERVED.

(a) Interest on any Subordinated Debt Security that is payable on any Interest Payment Date shall be paid to the Person in whose name that Subordinated Debt Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest. At the option of the Issuer payment of interest on any Subordinated Debt Security may be made by cheque mailed to the address of the Person entitled thereto as such address shall appear in the Security Register or by wire transfer to an account designated by such Person.

(b) Except as provided in Article Fourteen, any interest on any Subordinated Debt Security of any series that is payable, but is not punctually paid or duly provided for, on any Interest Payment Date (herein called "Defaulted Interest") shall be paid in accordance with the following provisions and not to the registered Holder on the relevant Regular Record Date by virtue of his having been such Holder.

     (1) The Issuer may elect to make payment of any Defaulted Interest to the Persons in whose names the Subordinated Debt Securities of such series (or their respective

          Predecessor Securities) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Issuer shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Subordinated Debt Security of such series and the date of the proposed payment, and at the same time the Issuer shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest. Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest, which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first-class postage prepaid, to each Holder of Subordinated Debt Securities of such series at his address as it appears in the Security Register, not less than 10 days prior to such Special Record Date. Defaulted Interest shall be paid to the Persons in whose names the Subordinated Debt Securities of such series (or their respective Predecessor Securities) are registered at the close of business on such Special Record Date and shall no longer be payable pursuant to the following clause (2).

     (2) The Issuer may make payment of any Defaulted Interest on the Subordinated Debt Securities of any series in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Subordinated Debt Securities may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Issuer to the Trustee of the proposed payment pursuant to this clause, such manner of payment shall be deemed practicable by the Trustee.

(c) Subject to the foregoing provisions of this Section, each Subordinated Debt Security delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Subordinated Debt Security shall carry the rights to interest accrued and unpaid, and to accrue, that were carried by such other Subordinated Debt Security.

SECTION 308. PERSONS DEEMED OWNERS.

(a) Prior to due presentment of a Subordinated Debt Security for registration of transfer, the Issuer, the Trustee and any agent of any of the foregoing may treat the Person in whose name such Subordinated Debt Security is registered as the owner of such Subordinated Debt Security for the purpose of receiving payment of principal of (and premium, if any) and, subject to Section 307, interest on such Subordinated Debt Security and for all other purposes whatsoever, whether or not such Subordinated Debt Security be overdue, and none of the Issuer, the Trustee or any agent of any of the foregoing shall be affected by notice to the contrary.

(b) None of the Issuer, the Trustee, any Paying Agent or the Security Registrar will have any responsibility or liability for any aspect of the records related to or payments made on account of beneficial ownership interests of a Global Security or for maintaining, supervising or reviewing any records related to such beneficial ownership interests.

SECTION 309.      CANCELLATION.

Unless otherwise provided, all Subordinated Debt Securities surrendered for payment, redemption, registration of transfer or exchange shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee and shall be promptly cancelled by it. The Issuer may deliver to the Trustee for cancellation any Subordinated Debt Securities previously authenticated and delivered hereunder that the Issuer may have acquired in any manner whatsoever, and all Subordinated Debt Securities so delivered shall be promptly cancelled by the Trustee. No Subordinated Debt Securities shall be authenticated in lieu of or in exchange for any Subordinated Debt Securities cancelled as provided in this Section, except as expressly permitted by this Indenture. All cancelled Subordinated Debt Securities held by the Trustee shall be disposed of in accordance with the Trustee's policy of disposal or shall be returned to the Issuer upon Issuer Request; provided, however, that the Trustee shall not be required to destroy cancelled Subordinated Debt Securities.

SECTION 310.      COMPUTATION OF INTEREST.

Except as otherwise specified pursuant to Section 301 for Subordinated Debt Securities of any series, interest on the Subordinated Debt Securities of each series shall be computed on the basis of a 360-day year of twelve 30-day months. Solely for the purposes of disclosure pursuant to the Interest Act (Canada) and without affecting the calculation of interest on any Subordinated Debt Securities, the yearly rate of interest for any portion of an interest period of less than one year is the percent rate per annum noted on any series of Subordinated Debt Securities multiplied by the number of days in the calendar year in which interest is paid divided by 360.

SECTION 311.      PAYMENT IN CURRENCIES.

(a) Payment of principal of (and premium, if any) and interest on the Subordinated Debt Securities of any series shall be made in the currency or currencies specified pursuant to Section 301; provided that the Holder of a Subordinated Debt Security of such series may elect to receive such payment in any one of Dollars or any other currency designated for such purpose pursuant to
Section 301. A Holder may make such election by delivering to the Trustee or, if the Trustee is not also acting as the Paying Agent, to any Paying Agent, a written notice thereof, substantially in the form attached hereto as Exhibit A or in such other form as may be acceptable to the Trustee, or to any Paying Agent, as the case may be, not later than the close of business on the Regular or Special Record Date immediately preceding the applicable Interest Payment Date or date for payment of Defaulted Interest or the fifteenth day immediately preceding the Maturity of an installment of principal, as the case may be. Such election shall remain in effect with respect to such Holder until such Holder delivers to the Trustee or to any Paying Agent, as the case may be, a written notice substantially in the form attached hereto as Exhibit A or in such other form as may be acceptable to the Trustee or to any Paying Agent, as the case may be, specifying a change in the currency in which such payment is to be made; provided further that any such notice must be delivered to the Trustee or to any Paying Agent, as the case may be, not later than the close of business on the Regular or Special Record Date immediately preceding the next Interest Payment Date or date for payment of Defaulted Interest or the fifteenth day immediately preceding the Maturity of an installment of principal, as the case may be, in order to be effective for the payment to be made thereon; and provided further that no such change in currency may be made with respect to payments to be made on any Subordinated Debt Security with respect to which notice of redemption has been given by the Issuer, pursuant to Article Eleven.

(b) Except as otherwise specified pursuant to Section 301, the Trustee or any Paying Agent, as the case may be, shall deliver to the Issuer, not later than the eighth Business Day after the Regular or Special Record Date with respect to an Interest Payment Date or date for payment of Defaulted Interest or the fifteenth day immediately preceding the Maturity of an installment of principal, as the case may be, with respect to a series of Subordinated Debt Securities, a written notice specifying, in the currency or currencies in which the Subordinated Debt Securities of such series are denominated, the aggregate amount of the principal of (and premium, if any) and interest on such Subordinated Debt Securities to be paid on such payment date. If payments on any such Subordinated Debt Securities are designated to be made in a currency other than the currency in which such Subordinated Debt Securities are denominated or if at least one Holder has made the election referred to in paragraph (a) above, then such written notice shall also specify, in each currency in which payment is to be made pursuant to paragraph (a), the amount of principal of (and premium, if any) and interest on such series of Subordinated Debt Securities to be paid in such currency on such payment date.

(c) The Issuer shall deliver, not later than the fourth Business Day following each Regular or Special Record Date or the fifteenth day immediately preceding the Maturity of an installment of principal, as the case may be, to the Trustee or to any Paying Agent, as the case may be, an Exchange Rate Officers' Certificate in respect of the Dollar or Foreign Currency payments to be made on such payment date. Except as otherwise specified pursuant to Section 301, the amount receivable by Holders who have elected payment in a currency other than the currency in which such Subordinated Debt Securities are denominated as provided in paragraph (a) above shall be determined by the Issuer on the basis of the applicable Exchange Rate set forth in the applicable Exchange Rate Officers' Certificate.

(d) Except as otherwise specified pursuant to Section 301, if the Foreign Currency in which Subordinated Debt Securities of a series is denominated ceases to be used both by the government of the country which issued such currency and for the settlement of transactions by banks, then with respect to each date for the payment of principal of (and premium, if any) and interest on such Subordinated Debt Securities occurring after the final date on which the Foreign Currency was so used, all payments with respect to such Subordinated Debt Securities shall be made in Dollars; provided that payment to a Holder of a Subordinated Debt Security of such series shall be made in a different Foreign Currency if that Holder has elected or elects payment in such Foreign Currency as provided for by paragraph (a) above. If payment is to be made in Dollars to the Holders of any such Subordinated Debt Securities pursuant to the provisions of the preceding sentence, then the amount to be paid in Dollars on a payment date by the Issuer to the Trustee or to any Paying Agent, as the case may be, and by the Trustee or any Paying Agent to Holders shall be determined by the Trustee or by any Paying Agent, as the case may be, as of the Regular or Special Record Date with respect to such Interest Payment Date or date for payment of Defaulted Interest or the fifteenth day immediately preceding the Maturity of an installment of principal, as the case may be, and shall be equal to the sum obtained by converting the specified Foreign Currency into Dollars at the Exchange Rate on the last Record Date on which such Foreign Currency was so used in such capacity.

(e) If a Holder of a Subordinated Debt Security denominated in a composite currency has elected payment in a specified Foreign Currency as provided for by paragraph (a) and such Foreign Currency ceases to be used both by the government of the country which issued such currency and for the settlement of transactions by banks, such Holder shall, subject to paragraph (f) below, receive payment in such composite currency; provided that such payment to such Holder shall be made in a different Foreign Currency or in Dollars if that Holder has elected or elects payment in such Foreign Currency or in Dollars as provided for by paragraph (a) above.

(f) Except as otherwise specified as contemplated by Section 301, if any composite currency in which a Subordinated Debt Security is denominated or payable ceases to be used for the purposes for which it was established, then with respect to each date for the payment of principal of (and premium, if any) and interest on Subordinated Debt Securities of a series denominated in such composite currency occurring after the last date on which such composite currency was so used (the "Conversion Date"), all payments with respect to such Subordinated Debt Securities shall be made in Dollars; provided that payment to a Holder of a Subordinated Debt Security of such series shall be made in a Foreign Currency if that Holder has elected or elects payment in such Foreign Currency as provided for by paragraph (a) above.

(g) If payment with respect to Subordinated Debt Securities of a series denominated in any composite currency is to be made in Dollars pursuant to the provisions of Section 311(f) then the amount to be paid in Dollars on a payment date by the Issuer to the Trustee or to any Paying Agent, as the case may be, and by the Trustee or by any Paying Agent, as the case may be, to Holders shall be determined by the Trustee or by any Paying Agent, as the case may be, as of the Regular or Special Record Date with respect to such Interest Payment Date or date for payment of Defaulted Interest or the fifteenth day immediately preceding the Maturity of an installment of principal, as the case may be, and shall be equal to the sum of the amounts obtained by converting each Component of such composite currency into Dollars at the Exchange Rate for such Component on such Record Date or fifteenth day, as the case may be, multiplied by the number of units of such composite currency that would have been so paid had such composite currency not ceased to be so used. If payment is to be made in Foreign Currency to the Holders of Subordinated Debt Securities of such series pursuant to Section 311(f), then the amount to be paid in such Foreign Currency on a payment date by the Issuer to the Trustee or to any Paying Agent, as the case may be, and by the Trustee or by any Paying Agent, as the case may be, to Holders shall be determined by the Trustee or by any Paying Agent, as the case may be, as of the Regular or Special Record Date with respect to such Interest Payment Date or date for payment of Defaulted Interest or the fifteenth day immediately preceding the Maturity of an installment of principal, as the case may be, and shall be determined by (1) converting each Component of such composite currency into Dollars at the Exchange Rate for such Component on such Record Date or fifteenth day, as the case may be, and (2) converting the sum in Dollars so obtained into such Foreign Currency at the Exchange Rate for such Foreign Currency on such Record Date or fifteenth day, as the case may be.

(h) All decisions and determinations of the Trustee or any Paying Agent, as the case may be, regarding conversion of Foreign Currency into Dollars pursuant to Sections 311(d) or 301 or the conversion of any composite currency into Dollars or Foreign Currency pursuant to Sections 311(d) and (f) above or as specified pursuant to Section 301 or the Exchange Rate shall, in the absence of manifest error, be conclusive for all purposes and irrevocably binding upon the Issuer and all Holders of the Subordinated Debt Securities. If a Foreign Currency or composite currency in which payment of Subordinated Debt Securities of a series may be made ceases to be used both by the government of the country which issued such currency and for the settlement of transactions by banks, the Issuer, after learning thereof, will give notice pursuant to Section 105 thereof to the Trustee or to any Paying Agent, as the case may be, immediately (and the Trustee or any Paying Agent, as the case may be, promptly thereafter will give notice to the Holders in the manner provided in Section 106) specifying as the case may be the last date on which the Foreign Currency was used for the payment of principal of (and premium, if any) or interest on such Subordinated Debt Securities, or the Conversion Date with respect to such composite currency and the Components of such composite currency on such Conversion Date. If any Component subsequently changes, the Issuer, after learning thereof, will give notice to the Trustee or to any Paying Agent, as the case may be, similarly. The Trustee or any Paying Agent, as the case may be, shall be fully justified, protected and otherwise held harmless in relying and acting upon the information so received by the Issuer and shall not otherwise have any duty or obligation to determine or verify such information independently.

SECTION 312.      JUDGMENTS.

Any payment in respect of principal of (and premium, if any) and interest otherwise due on Subordinated Debt Securities made in Canadian currency by the Issuer to any Holder of Subordinated Debt Securities (the "Payee") pursuant to a judgment or order of a court or tribunal in Canada shall constitute a discharge of the Issuer only to the extent of the amount of Dollars or Foreign Currency payable on such Subordinated Debt Securities (the "Purchased Amount") that the Payee, on the date of such payment in Canadian currency, would be able to purchase with the amount so paid based on the noon buying rate for Dollars or the Foreign Currency for wire transfers quoted on the date of payment or, if such date is not a Business Day in Toronto, Ontario, on the next Business Day in Toronto, Ontario. If the amount otherwise due to the Payee (the "Amount Due") is greater or less than the Purchased Amount, the Issuer shall indemnify and hold harmless the Payee to the extent that the Amount Due exceeds the Purchased Amount and the Issuer may retain the amount, if any, by which the Amount Due is less than the Purchased Amount. This indemnity shall constitute a separate and independent obligation from the other obligations contained in this Indenture and shall give rise to a separate and independent cause of action and shall continue in full force and effect notwithstanding any judgment or order for a liquidated sum in respect of amounts due under the Subordinated Debt Securities or any judgment or order.

SECTION 313.      CUSIP NUMBERS.

The Issuer in issuing the Subordinated Debt Securities may use "CUSIP" numbers (if then generally accepted in use), and if so, the Trustee shall use "CUSIP" numbers in notices and redemption as a convenience to Holders; provided that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Subordinated Debt Securities or as contained in any notice of a redemption and that reliance may be placed only on the other identification numbers printed on the

Subordinated Debt Securities, and any such redemption shall not be affected by any defect in or omission of such numbers. The Issuer will promptly notify the Trustee of any change in the "CUSIP" numbers.



                                  ARTICLE FOUR

                           SATISFACTION AND DISCHARGE

SECTION 401.      SATISFACTION AND DISCHARGE OF INDENTURE.

(a) This Indenture shall upon Issuer Request cease to be of further effect as to the Issuer (except as to any surviving rights of registration of transfer or exchange of Subordinated Debt Securities provided for herein and rights to receive payments of principal of (and premium, if any) and interest thereon) and the Trustee, at the expense of the Issuer, shall execute proper instruments provided to it acknowledging satisfaction and discharge of this Indenture with respect to the Issuer, when:

     (1)  either

          (i) all Subordinated Debt Securities theretofore issued by the Issuer and authenticated and delivered hereunder (other than: (x) Subordinated Debt Securities that have been destroyed, lost or stolen and that have been replaced or paid as provided in Section 306; and
          (y) Subordinated Debt Securities for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Issuer and thereafter repaid to the Issuer or discharged from such trust, as provided in Section 1003) have been delivered to the Trustee for cancellation; or

          (ii) all such Subordinated Debt Securities issued by the Issuer and authenticated and delivered hereunder and not theretofore delivered to the Trustee for cancellation:

               (x)  have become due and payable;

               (y) will become due and payable at their Stated Maturity Date within one year; or

               (z) are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice by the Trustee in the name, and at the expense, of the Issuer,

     and the Issuer, in the case of (ii)(x), (ii)(y) or (ii)(z) above, has irrevocably deposited or caused to be deposited with the Trustee as trust funds in trust an amount sufficient to pay and discharge the entire indebtedness on such Subordinated Debt Securities for principal (and premium, if any) and interest to the date of such deposit (in the case of Subordinated

     Debt Securities that have become due and payable) or to the Stated Maturity Date or Redemption Date, as the case may be;

     (2) the Issuer has paid or caused to be paid all other sums payable hereunder by the Issuer; and

     (3) the Issuer has delivered to the Trustee an Officers' Certificate and Opinion of Counsel each stating that all conditions precedent herein provided related to the satisfaction and discharge of this Indenture have been complied with.

(b) Notwithstanding the satisfaction and discharge of this Indenture, the obligations of the Issuer to the Trustee under Section 606 and, if money shall have been deposited with the Trustee pursuant to paragraph (a)(1)(ii) of this Section, the obligations of the Trustee under Section 402 and Section 1003(e) shall survive such satisfaction and discharge.

SECTION 402.      APPLICATION OF TRUST MONEY.

Subject to the provisions of Section 1003(e), all money deposited with the Trustee pursuant to Section 401 shall be held in trust and applied by it, in accordance with the provisions of the Subordinated Debt Securities and this Indenture, to the payment, either directly or through any Paying Agent (including the Issuer acting as its own Paying Agent) as the Trustee may determine, to the Persons entitled thereto, of the principal (and premium, if any) and interest for whose payment such money has been deposited with the Trustee.

                                  ARTICLE FIVE

                              DEFAULTS AND REMEDIES

SECTION 501.      EVENTS OF DEFAULT AND ENFORCEMENT.

(a) If and when any one or more of the following events (herein called an "Event of Default") shall happen and be continuing with respect to the Subordinated Debt Securities of any series, namely:

     (1) a default in payment of principal (and premium, if any) of any Subordinated Debt Security of such series when due;

     (2) a default in payment of interest on any Subordinated Debt Security of such series when due and payable and the continuance of such default for 30 days, it being understood that the occurrence of an Extended Interest Payment Period in accordance with Article Fourteen hereunder and the terms of such series of Subordinated Debt Securities will not constitute such a default;

     (3) a default in the deposit of any sinking fund payment on any Subordinated Debt Security of such series when due and the continuance of such default for 30 days;

     (4) a default in performing or observing any of the covenants, agreements or other obligations of the Issuer as described herein for 90 days after written notice to the

          Issuer by the holders of not less than 25% in principal amount of Outstanding Subordinated Debt Securities of such series requiring the same to be remedied;

     (5) a decree, judgment, or order by a court having jurisdiction in the premises shall have been entered adjudging the Issuer a bankrupt or insolvent or approving as properly filed a petition seeking reorganization, readjustment, arrangement, composition or similar relief for the Issuer under any bankruptcy, insolvency or other similar applicable law and such decree, judgment or order of a court having jurisdiction in the premises for the appointment of a receiver or liquidator or trustee or assignee in bankruptcy or insolvency of the Issuer of a substantial part of its property, or for the winding up or liquidation of its affairs, shall have remained in force for a period of 60 consecutive days; or any substantial part of the property of the Issuer shall be sequestered or attached and shall not be returned to the possession of the Issuer or released from such attachment whether by filing of a bond, or stay or otherwise within 60 consecutive days thereafter;

     (6) the Issuer shall institute proceedings to be adjudicated a voluntary bankrupt, or shall consent to the filing of a bankruptcy proceeding against it, or shall file a petition or answer or consent seeking reorganization, readjustment, arrangement, composition or similar relief under any bankruptcy, insolvency or other similar applicable law or the Issuer shall consent to the filing of any such petition, or shall consent to the appointment of a receiver or liquidator or trustee or assignee in bankruptcy or insolvency for it or of a substantial part of its property, or shall make an assignment for the benefit of creditors, or shall be unable, or admit in writing its inability, to pay its debts generally as they become due, or corporate action shall be taken by the Issuer in furtherance of any of the aforesaid actions; or

     (7) any other Event of Default provided with respect to the Subordinated Debt Securities of that series;

     then, and in each and every such case, the Trustee or the Holders of not less than 25% in principal amount of the Outstanding Subordinated Debt Securities of such series at such time may declare the principal of (and premium, if any) together with accrued interest on, all such Subordinated Debt Securities of such series to be due and payable immediately, by a notice in writing to the Issuer and to the Trustee if given by the Holders, and upon any such declaration such principal amount (and premium, if any) together with accrued interest thereon, shall become immediately due and payable.

SECTION 502.      WAIVER OF DECLARATION.

At any time after such a declaration of acceleration with respect to the Subordinated Debt Securities of a series has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter provided, the Holders of a majority in principal amount of Outstanding Subordinated Debt Securities of such series, by written notice to the Issuer and the Trustee, may rescind and annul such declaration and its consequences if:

     (1) the Issuer has paid or deposited with the Trustee a sum sufficient to pay:

          (i) all overdue interest on all the Subordinated Debt Securities of such series;

          (ii) the principal of any of the Subordinated Debt Securities of such series which have become due otherwise than by such declaration of acceleration, and interest thereon at the rate or rates prescribed therefor in such Subordinated Debt Securities; and

          (iii) to the extent that payment of such interest is lawful and applicable, interest upon overdue installments of interest at the rate or rates prescribed therefor in such Subordinated Debt Securities; and

     (2) all Events of Default with respect to the Subordinated Debt Securities of such series, other than the non-payment of the principal of, and interest on, such Subordinated Debt Securities which have become due solely by such declaration of acceleration, have been cured or waived in accordance with the provisions of the Indenture.

SECTION 503.      WAIVER.

(a) The Holders of not less than a majority in principal amount of the Outstanding Subordinated Debt Securities of any series may on behalf of the Holders of all Subordinated Debt Securities of any such series waive any past or existing default hereunder with respect to such series and its consequences, except a default:

     (1) in the payment of the principal of (or premium, if any) or interest on any Subordinated Debt Security of such series; or

     (2) in respect of a covenant or provision hereof that under Article Nine cannot be modified or amended without the consent of the Holder of each Outstanding Subordinated Debt Security of such series affected.

(b) Upon any such waiver, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture. No such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

SECTION 504.      OTHER REMEDIES.

(a) If an Event of Default occurs and is continuing, the Trustee may pursue any available remedy to collect the payment of principal of (and premium, if any) or interest on Subordinated Debt Securities or to enforce the performance of any provision of Subordinated Debt Securities or this Indenture.

(b) The Trustee may maintain a proceeding even if it does not possess any Subordinated Debt Securities or does not produce any of them in the proceeding. A delay or omission by the Trustee or any Holder in exercising any right or remedy accruing upon an Event of Default shall not impair the right or remedy or constitute a waiver of or acquiescence in the Event of Default. All remedies, except as provided in Section 306, are cumulative to the extent permitted by law.

SECTION 505.      APPLICATION OF MONEY COLLECTED.

Any money collected by the Trustee pursuant to this Article shall be applied in the following order, at the dates fixed by the Trustee and, in case of the distribution of such money on account of principal of (and premium, if any) or interest, upon presentation of Subordinated Debt Securities and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

FIRST:   To the payment of all amounts due the Trustee under Section 606;

SECOND: To the payment of the amounts then due and unpaid for principal of (and premium, if any) and interest on Subordinated Debt Securities, in respect of which or for the benefit of which such money has been collected ratably, without preference or priority of any kind, according to the amounts due and payable on such Subordinated Debt Securities for principal (and premium, if any) and interest, respectively. The Holders of any Subordinated Debt Securities denominated in a composite currency or a Foreign Currency shall be entitled to receive a ratable portion of the amount determined by the Trustee converting the principal amount Outstanding of such Subordinated Debt Securities and matured but unpaid interest on such Subordinated Debt Securities in the currency in which such Subordinated Debt Securities are denominated into Dollars at the Exchange Rate as of the date of declaration of acceleration of the Maturity of the Subordinated Debt Securities (or, if there is no such rate on such date for the reasons specified in Section 311(d), such rate on the date specified in such Section); and

THIRD:  To the Issuer.

SECTION 506.      CONTROL BY HOLDERS.

(a) The Holders of at least a majority in principal amount of the Outstanding Subordinated Debt Securities of any series, may:

     (1) direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on it with respect to the Subordinated Debt Securities of such series; and

     (2) take any other action authorized to be taken by or on behalf of the Holders of any specified aggregate principal amount of Subordinated Debt Securities under any provisions of this Indenture or under applicable law.

(b) The Trustee may refuse, however, to follow any direction that conflicts with law or this Indenture or is unduly prejudicial to the rights of other Holders.

SECTION 507.      LIMITATION ON SUITS.

(a) A Holder of Subordinated Debt Securities may pursue a remedy with respect to this Indenture directly himself only if: (1) the Holder gives to the Trustee written notice of a continuing Event of Default; (2) the Holders of at least 25% in principal amount of all of the then Outstanding Subordinated Debt Securities issued under the Indenture (treated as a class) make a request in writing to the Trustee to pursue the remedy; (3) such Holder or Holders indemnify the Trustee in form satisfactory to it against any loss, liability, claim, damage or expense; (4) the Trustee does not comply with the request within 60 days after receipt of such request and indemnity; and (5) during such 60-day period the Holders of a majority in principal amount of all of the Outstanding Subordinated Debt Securities (treated as a class) do not give the Trustee a direction inconsistent with the request.

(b) Holders may not use this Indenture to prejudice the rights of another Holder or to obtain a preference or priority over another Holder.

SECTION 508.      RIGHTS OF HOLDERS TO RECEIVE PAYMENT.

Notwithstanding any other provision of this Indenture, the right of any Holder to receive payment of principal of (and, premium, if any) and interest on Subordinated Debt Securities held by him, on or after the respective due dates expressed in the Subordinated Debt Securities (or, in the case of redemption, on the Redemption Date), or to bring suit for the enforcement of any such payment on or after such respective dates, shall not be impaired or affected without the consent of the Holder.

SECTION 509.      COLLECTION SUIT BY TRUSTEE.

If an Event of Default specified in Section 501(1), (2) or (3) occurs and is continuing, the Trustee may recover judgment in its own name and as trustee of an express trust against the Issuer for the whole amount of principal (and premium, if any) and interest remaining unpaid.

SECTION 510.      TRUSTEE MAY FILE PROOFS OF CLAIM.

The Trustee may file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for reasonable compensation, expenses, disbursements and advances of the Trustee) and the Holders allowed in any judicial proceedings relative to the Issuer, its creditors or its property. Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or compensation affecting the Subordinated Debt Securities or the rights of any Holder thereof or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding.

SECTION 511.      UNDERTAKING FOR COSTS.

In any suit for the enforcement of any right or remedy under this Indenture or in any suit against the Trustee for any action taken or omitted by it as Trustee, a court in its discretion may require the filing by any party litigant in the suit of an undertaking to pay the costs of the suit, and the court in its discretion may assess reasonable costs, including reasonable attorneys' fees and expenses, against any party litigant in the suit, having due regard to the merits and good faith of the claims or defenses made by the party litigant. This Section does not apply to a suit by the Trustee, a suit by a Holder pursuant to
Section 507, or a suit by any Holder or group of Holders of more than 10% in principal amount of the Outstanding Subordinated Debt Securities.

SECTION 512.      DELAY OR OMISSION NOT WAIVER.

No delay or omission of the Trustee or of any Holder of any Subordinated Debt Security to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders, as the case may be.

SECTION 513.      WAIVER OF STAY OR EXTENSION LAWS.

The Issuer covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, that may affect the covenants or the performance of this Indenture; and the Issuer (to the extent that it may lawfully do so), hereby expressly waives all benefit or advantage of any such law, and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

                                   ARTICLE SIX

                                   THE TRUSTEE

SECTION 601.      DUTIES OF TRUSTEE.

(a) If an Event of Default has occurred and is continuing, the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of his own affairs.

(b)  Except during the continuance of an Event of Default:

     (1) the Trustee need perform only those duties that are specifically set forth in this Indenture and no others shall be inferred or implied; and

     (2) in the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; however, the Trustee shall examine the certificates and opinions required to be delivered to it pursuant to the terms of this Indenture to determine whether or not they so conform.

(c) The Trustee may not be relieved from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that:

     (1) this paragraph does not limit the effect of paragraph (b) of this Section;

     (2) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer, unless it is proved that the Trustee was negligent in ascertaining the pertinent facts;

     (3) the Trustee shall not be liable with respect to any action it takes or omits to take in good faith in accordance with a direction received by it pursuant to Section 506; and

     (4) no provision of the Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

(d) Every provision of this Indenture that in any way relates to the Trustee is subject to the above paragraphs of this Section. The Trustee may refuse to perform any duty or exercise any right or power under this Indenture (including with respect to Section 506) unless it receives indemnity reasonably satisfactory to it for actions taken under this Indenture. The Trustee shall not be liable for interest on any money received by it except as the Trustee may agree in writing with the Issuer. Money held in trust by the Trustee need not be segregated from other funds except to the extent required by law.

SECTION 602.      RIGHTS OF TRUSTEE.

The Trustee may conclusively rely and shall be fully protected in acting or refraining from acting upon any document believed by it to be genuine and to have been signed or presented by the proper person or persons. The Trustee need not investigate any fact or matter stated in the document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Issuer, personally or by agent or attorney at the sole cost of the Issuer and shall incur no liability or additional liability of any kind by reason of such inquiry or investigation. Any request, direction, order or demand of the Issuer mentioned herein shall be sufficiently evidenced by an Officers' Certificate (unless other evidence in respect thereof is herein specifically prescribed). Before the Trustee acts or refrains from acting, it may require an Officers' Certificate or an Opinion of Counsel. The Trustee shall not be liable for any action it takes or omits to take in good faith in reliance thereon. The Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or through the appointment of a co-trustee or through agents, attorneys, custodians or nominees and shall not be responsible for the misconduct or negligence of any agent, attorney, custodian or nominee appointed with due care. The Trustee shall not be liable for any action it takes or omits to take in good faith without negligence or willful misconduct, except as otherwise provided in this Indenture, which it reasonably believes to be authorized or within its rights or powers. The Trustee may consult with counsel of its selection and the advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon.

SECTION 603.      INDIVIDUAL RIGHTS OF TRUSTEE.

The Trustee in its individual or any other capacity may become the owner or pledgee of Subordinated Debt Securities and may otherwise deal with the Issuer with the same rights it would have if it were not Trustee. Any agent of the Trustee may do the same with like rights. However, the Trustee is at all times subject to Sections 609 and 610.

SECTION 604.      TRUSTEE'S DISCLAIMER.

The Trustee makes no representation as to the validity or adequacy of Subordinated Debt Securities, it shall not be accountable for the Issuer's use of the proceeds from Subordinated Debt Securities, and it shall not be responsible for any statement in Subordinated Debt Securities other than its certificate of authentication.

SECTION 605.      NOTICE OF DEFAULTS.

(a) If an Event of Default with respect to a series of Subordinated Debt Securities occurs and is continuing, the Trustee shall mail to Holders of Subordinated Debt Securities of such series a notice of the Event of Default within 90 days after it occurs. Except in the case of an Event of Default resulting from nonpayment on any Subordinated Debt Securities, the Trustee may withhold the notice if and so long as a committee of its Responsible Officers in good faith determines that withholding the notice is in the interests of the Holders of Subordinated Debt Securities.

(b) Except in the case of an Event of Default resulting from nonpayment on any Debt Security, the Trustee shall not be deemed to have notice of any Default or Event of Default unless a Responsible Officer of the Trustee has actual knowledge thereof or unless written notice of any event which is in fact such a default is received by the Trustee at the Corporate Trust Office of the Trustee, and such notice references the Subordinated Debt Securities and this Indenture.

SECTION 606.      COMPENSATION AND INDEMNITY.

(a) The Issuer shall pay to the Trustee from time to time compensation for its services as agreed separately by the Issuer and the Trustee. The Trustee's compensation shall not be limited by any law on compensation of a trustee of an express trust.

(b) The Issuer shall fully indemnify the Trustee and any predecessor Trustee and their agents for, and hold them harmless against, any and all loss, damage, claims, liability or expense (including reasonable attorneys' fees and expenses) arising out of or in connection with the acceptance or administration of the trust or trusts hereunder, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder, except to the extent that such loss, damage, claim, liability or expense is caused by its own negligence or bad faith or, with respect to indemnification of an agent hereunder, the negligence or bad faith of such agent. The Trustee shall notify the Issuer promptly of any claim for which it may seek indemnity. The Issuer shall defend the claim and the Trustee shall cooperate in the defense. The Issuer need not pay for any settlement made without its consent.

(c) Except as otherwise expressly provided herein, the Issuer agrees to reimburse the Trustee upon its request for all reasonable and documented expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable and documented compensation, expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence or bad faith or, with respect to documented compensation, expenses and disbursements of an agent or attorney, the negligence or bad faith of such agent or attorney.

(d) To secure the Issuer's payment obligations in this Section, the Trustee shall have a lien prior to Subordinated Debt Securities on all money or property held or collected by the Trustee, except that held in trust to pay principal and interest on Subordinated Debt Securities.

When the Trustee incurs expenses or renders services in connection with an Event of Default specified in Section 501(5) or Section 501(6), the reasonable and documented expenses (including the reasonable and documented charges and expenses of its counsel) and compensation for the services are intended to constitute expenses of administration under any applicable Federal or state bankruptcy, insolvency or other similar law.

The provisions of this Section shall survive the termination of this Indenture and the resignation or removal of the Trustee.

SECTION 607.      REPLACEMENT OF TRUSTEE.

(a) A resignation or removal of the Trustee and appointment of a successor Trustee for the Subordinated Debt Securities of any series shall become effective only upon the successor Trustee's acceptance of appointment as provided in this Section.

(b) The Trustee may resign at any time with respect to Subordinated Debt Securities of one or more series by giving written notice thereof to the Issuer. If an instrument of acceptance by a successor Trustee shall not have been delivered to the Trustee and to the Issuer within 30 days after the giving of such notice of resignation, the resigning Trustee may at the expense of the Issuer petition any court of competent jurisdiction for the appointment of a successor Trustee to the Trustee. The Holders of at least a majority in principal amount of then Outstanding Subordinated Debt Securities of such series may remove the Trustee by so notifying the Trustee and the Issuer in writing if:
(1) the Trustee fails to comply with Section 609; (2) the Trustee is adjudged a bankrupt or an insolvent; (3) a receiver or public officer takes charge of the Trustee or its property; or (4) the Trustee becomes incapable of acting; in addition, in any such case, (i) the Issuer by a Board Resolution thereof may remove the Trustee with respect to all Subordinated Debt Securities, or (ii) any Holder who has been a bona fide Holder of a Subordinated Debt Security of any series for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee for the Subordinated Debt Securities of such series and the appointment of a successor Trustee.

(c) If the Trustee resigns or is removed or if a vacancy exists in the office of Trustee for any reason with respect to the Subordinated Debt Securities of one or more series, the Issuer shall promptly appoint a successor Trustee or Trustees with respect to the Subordinated Debt

Securities of that or those series (it being understood that any such successor Trustee may be appointed with respect to the Subordinated Debt Securities of one or more or all of such series and that at any time there shall be only one Trustee with respect to the Subordinated Debt Securities of any particular series) and shall comply with the applicable requirements of this Section 607. Within one year after the successor Trustee takes office, the Holders of a majority in principal amount of Outstanding Subordinated Debt Securities of any series may appoint a successor Trustee to replace the successor Trustee appointed by the Issuer with respect to the Subordinated Debt Securities of such series. If a successor Trustee does not take office within 60 days after the retiring Trustee resigns or is removed, the retiring Trustee, the Issuer or the Holders of at least 10% in principal amount of the Subordinated Debt Securities of any series may petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Subordinated Debt Securities of such series.

(d) If the Trustee fails to comply with Section 609, any Holder of Subordinated Debt Securities may petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.

(e) The Issuer shall give notice of each resignation and each removal of the Trustee with respect to Subordinated Debt Securities of any series and each appointment of a successor Trustee with respect to Subordinated Debt Securities of any series in the manner provided in Section 106. Each notice shall include the name of the successor Trustee with respect to Subordinated Debt Securities of such series and the address of its Corporate Trust Office.

(f) In the case of an appointment hereunder of a successor Trustee with respect to all Subordinated Debt Securities, every such successor Trustee so appointed shall execute, acknowledge and deliver to the Issuer and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on request of the Issuer or the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee, and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder.

(g) In case of the appointment hereunder of a successor Trustee with respect to Subordinated Debt Securities of one or more (but not all) series, the Issuer, the retiring Trustee upon payment of its charges and each successor Trustee with respect to Subordinated Debt Securities of one or more series shall execute and deliver an indenture supplemental hereto wherein each successor Trustee shall accept such appointment and which: (1) shall contain such provisions as shall be necessary or desirable to transfer and confirm to, and to vest in, each successor Trustee all the rights, powers, trusts and duties of the retiring Trustee with respect to Subordinated Debt Securities of that or those series to which the appointment of such successor Trustee relates; (2) if the retiring Trustee is not retiring with respect to all Subordinated Debt Securities, shall contain such provisions as shall be deemed necessary or desirable to confirm that all the rights, powers, trusts and duties of the retiring Trustee with respect to Subordinated Debt Securities of that or those series as to which the retiring Trustee is not retiring shall continue to be vested in the retiring Trustee; and (3) shall add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, it being understood that nothing herein or in such supplemental indenture shall constitute such Trustees co-trustees of the same trust and that each such Trustee shall be trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by any other such Trustee; and upon the execution and delivery of such supplemental indenture the resignation or removal of the retiring Trustee shall become effective to the extent provided therein and each such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee with respect to the Subordinated Debt Securities of that or those series to which the appointment of such successor Trustee relates; but, on request of the Issuer or any successor Trustee, such retiring Trustee shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder with respect to the Subordinated Debt Securities of that or those series to which the appointment of such successor Trustee relates.

(h) Upon request of any such successor Trustee, the Issuer shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts referred to in paragraph
(f) or (g) of this Section, as the case may be.

(i) No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article.

SECTION 608. SUCCESSOR TRUSTEE BY MERGER, ETC.

If the Trustee consolidates, merges or converts into, or transfers all or substantially all of its corporate trust business to, another corporation, the successor corporation without any further act shall be the successor Trustee, provided that prior written notice thereof is given to the Issuer and such successor corporation is acceptable to the Issuer.

SECTION 609. ELIGIBILITY; DISQUALIFICATION.

This Indenture shall always have a Trustee who satisfies the requirements of
Section 310(a)(1) of the Trust Indenture Act. The Trustee shall always have a combined capital and surplus of at least $5 million, calculated as permitted by
Section 310(a)(2) of the Trust Indenture Act. The Trustee is subject to Section 310(b) of the Trust Indenture Act, including the optional provision permitted by the second sentence of Section 310(b)(9) of the Trust Indenture Act.

SECTION 610. PREFERENTIAL COLLECTION OF CLAIMS AGAINST THE ISSUER.

The Trustee is subject to Section 311(a) of the Trust Indenture Act, except with respect to any creditor relationship listed in Section 311(b) of the Trust Indenture Act. A Trustee who has resigned or been removed is subject to Section 311(a) of the Trust Indenture Act to the extent indicated.

SECTION 611. APPOINTMENT OF AUTHENTICATING AGENT

(a) The Trustee may appoint an authenticating agent or agents with respect to one or more series of Subordinated Debt Securities which will be authorized to act on behalf of the Trustee to authenticate Subordinated Debt Securities of such series issued upon original issue and upon exchange, registration of transfer, or partial redemption thereof or pursuant to
Section 306, and Subordinated Debt Securities so authenticated will be entitled to the benefits of this Indenture and will be valid and obligatory for all purposes as if authenticated by the Trustee hereunder. Wherever reference is made in this Indenture to the authentication and delivery of Subordinated Debt Securities by the Trustee or the Trustee's certificate of authentication, such reference will be deemed to include authentication and delivery on behalf of the Trustee by an authenticating agent and a certificate of authentication executed on behalf of the Trustee by an authenticating agent. Each authenticating agent shall be acceptable to the Issuer and shall at all times be a corporation organized and doing business under the laws of the United States of America, any state thereof, or the District of Columbia, authorized under such laws to act as authenticating agent, having a combined capital and surplus of not less than $5,000,000 and subject to supervision or examination by Federal or state authority. If such authenticating agent publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section 611, the combined capital and surplus of such authenticating agent will be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time an authenticating agent shall cease to be eligible in accordance with the provisions of this Section 611, such authenticating agent will resign immediately in the manner and with the effect specified in this
Section 611.

(b) Any corporation into which an authenticating agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion, or consolidation to which such authenticating agent may be a party, or any corporation succeeding to all or substantially all the corporate agency or corporate trust business of an authenticating agent, will continue to be an authenticating agent, provided such corporation is otherwise eligible under this Section 611, without the execution of filing of any paper or any further act on the part of the Trustee or the authenticating agent.

(c) An authenticating agent may resign at any time by giving written notice thereof to the Trustee and to the Issuer. The Trustee may at any time terminate the agency of an authenticating agent by giving written notice thereof to such authenticating agent and to the Issuer. Upon receiving such a notice of resignation or upon such a termination, or in case at any time such authenticating agent shall cease to be eligible in accordance with the provisions of this Section 611, the Trustee may appoint a successor authenticating agent which shall be acceptable to the Issuer and will mail written notice of such appointment by first-class mail, postage prepaid, to all Holders of Subordinated Debt Securities of the series with respect to which such authenticating agent will serve, as their names and addresses appear in the Security Register. Any successor authenticating agent upon acceptance of its appointment hereunder will become vested with all the rights, powers, and duties of its predecessor hereunder, with like effect as if originally named as an authenticating agent. No successor authenticating agent will be appointed unless eligible under the provisions of this Section 611.

(d) The Issuer agrees to pay to each authenticating agent from time to time reasonable compensation for its services under this Section 611.

(e) If an appointment with respect to one or more series of Subordinated Debt Securities is made pursuant to this Section 611, the Subordinated Debt Securities of such series may have endorsed thereon, in addition to the Trustee's certificate of authentication, an alternative form of certificate of authentication in the following form:

         This is one of the Subordinated Debt Securities of the series designated therein referred to in the within mentioned Indenture.

                                               HSBC BANK USA,
                                                      as Trustee


         Dated:                                By:
               ---------------------              ------------------------------
                                                      As Authenticating Agent


                                               By:
                                                  ------------------------------
                                                       Authorized Signatory

                                  ARTICLE SEVEN

                HOLDERS' LISTS AND REPORTS BY TRUSTEE AND ISSUER

SECTION 701.      PRESERVATION OF INFORMATION;  COMMUNICATIONS TO HOLDERS.

(a) The Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of Holders of Subordinated Debt Securities received by the Trustee in its capacity as Security Registrar, if so acting.

(b) If three or more Holders of a series of Subordinated Debt Securities (hereinafter referred to as "applicants") apply in writing to the Trustee, and furnish to the Trustee reasonable proof that each such applicant has owned a Subordinated Debt Security for a period of at least six months immediately preceding the date of such application, and such application states that the applicants' desire to communicate with other Holders of Subordinated Debt Securities of a particular series (in which case the applicants must hold Subordinated Debt Securities of such series) or with all Holders of Subordinated Debt Securities with respect to their rights under this Indenture or under the Subordinated Debt Securities and is accompanied by a copy of the form of proxy or other communication which such applicants propose to transmit, then the Trustee shall, within five Business Days after the receipt of such application, at its election, either:

     (1) afford such applicants access to the information preserved at the time by the Trustee in accordance with Section 701(a); or

     (2) inform such applicants as to the approximate number of Holders of Subordinated Debt Securities of such series or of all Subordinated Debt Securities, as the case may be, whose names and addresses appear in the information preserved at the time by the Trustee in accordance with Section 701(a), and as to the approximate cost of mailing to such Holders the form of proxy or other communication, if any, specified in such application.

If the Trustee shall elect not to afford such applicants access to such information, the Trustee shall, upon the written request of such applicants, mail to each Holder whose name and address appear in the information preserved at the time by the Trustee in accordance with Section 701(a), a copy of the form of proxy or other communication that is specified in such request, with reasonable promptness after a tender to the Trustee of the material to be mailed and of payment, or provision for the payment, of the reasonable expenses of mailing, unless within five days after such tender, the Trustee shall mail to such applicants and file with the Commission, together with a copy of the material to be mailed, a written statement to the effect that, in the opinion of the Trustee, such mailing would be contrary to the best interests of the Holders or would be in violation of applicable law. Such written statement shall specify the basis of such opinion. If the Commission, after opportunity for a hearing upon the objections specified in the written statement so filed, shall enter an order refusing to sustain any of such objections or if, after the entry of an order sustaining one or more of such objections, the Commission shall find, after notice and opportunity for hearing, that all the objections so sustained have been met and shall enter an order so declaring, the Trustee shall mail copies of such material to all such Holders with reasonable promptness after the entry of such order and the renewal of such tender, otherwise the Trustee shall be relieved of any obligation or duty to such applicants respecting their application.

(c) Every Holder of Subordinated Debt Securities, by receiving and holding the same, agrees with the Issuer and the Trustee that neither the Issuer nor the Trustee shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Holders in accordance with
Section 701(b), regardless of the source from which such information was derived, and that the Trustee shall not be held accountable by reason of mailing any material pursuant to a request made under Section 701(b).

SECTION 702.      REPORTS BY TRUSTEE.

(a) Within 60 days after May 15 of each year following the date of this Indenture, the Trustee shall mail to Holders a brief report dated as of such reporting date that complies with Section 313(a) of the Trust Indenture Act. The Trustee shall also comply with Sections 313(b)(2) and 313(c) of the Trust Indenture Act.

(b) A copy of each report at the time of its mailing to Holders shall be filed with the Commission and each stock exchange on which Subordinated Debt Securities of any series are listed.

SECTION 703.      REPORTS BY THE ISSUER .

(a)  The Issuer will:

     (1) file with the Trustee, within 15 days after the Issuer is required to file the same with the Commission, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may from time to time by rules and regulations prescribe) which the Issuer may be required to file with the Commission pursuant to Section 13 or Section 15(d) of the Exchange Act; or, if the Issuer is not required to file information, documents or reports pursuant to either of these Sections, then the Issuer will file with the Trustee and the

          Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such of the supplementary and periodic information, documents and reports that may be required pursuant to
          Section 13 of the Exchange Act in respect of a security listed and registered on a national securities exchange as may be prescribed from time to time in such rules and regulations;

     (2) file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such additional information, documents and reports with respect to compliance thereby with the conditions and covenants of this Indenture as may be required from time to time by such rules and regulations; and

     (3) notify the Trustee when Subordinated Debt Securities of any series are listed on any stock exchange.

(b) Delivery of such reports, information and documents to the Trustee is for informational purposes only and the Trustee's receipt of such shall not constitute constructive notice of any information contained therein or determinable from information contained therein, including the Issuer's compliance with any of its covenants hereunder (as to which the Trustee is entitled to rely exclusively on Officers' Certificates).

(c) The Issuer shall also comply with the provisions of Section 314(a) of the Trust Indenture Act.

                                  ARTICLE EIGHT

               AMALGAMATION, MERGER, CONVEYANCE, TRANSFER OR LEASE

SECTION 801. AMALGAMATION AND MERGER OF ISSUER AND CONVEYANCES PERMITTED SUBJECT TO CERTAIN CONDITIONS.

So long as any Subordinated Debt Security of a particular series remains Outstanding, the Issuer will not amalgamate or merge with any other corporation or enter into any reorganization or arrangement or effect any conveyance, transfer or lease of all or substantially all of the assets of it and its Subsidiaries, taken as a whole (other than with or to Nortel Networks Limited, provided that Nortel Networks Limited will assume all obligations as successor issuer under this Indenture or the Issuer shall be the surviving corporation or one of the continuing corporations), unless in any such case:

     (1) (a) the Issuer shall be the surviving corporation or one of the continuing corporations, or (b) the successor corporation (or the Person that leases or that acquires by conveyance or transfer all or substantially all of the assets of the Issuer and its Subsidiaries, taken as a whole) shall expressly assume the due and punctual payment of the principal of (and premium, if any) and interest on all Outstanding Subordinated Debt Securities issued hereunder, according to their tenor, and the due and punctual performance and observance of all of the covenants and conditions of this Indenture to be performed by the Issuer by supplemental indenture pursuant to Article Nine satisfactory to the Trustee, executed and delivered to the Trustee by such corporation; and

     (2) the Issuer or the successor corporation shall not, immediately thereafter be in default under this Indenture or the Subordinated Debt Securities.

SECTION 802.      RIGHTS AND DUTIES OF SUCCESSOR CORPORATION.

(a) In case of any such amalgamation, merger, reorganization, arrangement, conveyance, transfer or lease and upon any such assumption by the successor corporation, such successor corporation shall agree to be bound by the terms of this Indenture as principal obligor in place of the Issuer with the same effect as if it had been named herein as the Issuer. Such successor corporation thereupon may cause to be signed, and may issue either in its own name or in the name of the Issuer any or all of Subordinated Debt Securities of any series issuable hereunder which theretofore shall not have been signed by the Issuer and delivered to the Trustee. All Subordinated Debt Securities so issued shall in all respects have the same legal rank and benefit under this Indenture as Subordinated Debt Securities theretofore or thereafter issued or endorsed in accordance with the terms of this Indenture as though all of such Subordinated Debt Securities had been issued or endorsed at the date of the execution hereof.

(b) In the case of any such amalgamation, merger, reorganization, arrangement, conveyance, transfer or lease, such changes in phraseology and form (but not in substance) may be made in Subordinated Debt Securities thereafter to be issued as may be appropriate.

SECTION 803.      OFFICERS' CERTIFICATE AND OPINION OF COUNSEL.

The Trustee shall receive an Officers' Certificate and an Opinion of Counsel as conclusive evidence that any such amalgamation, merger, reorganization, arrangement, conveyance, transfer or lease, and any such assumption, comply with the provisions of this Article Eight.

                                  ARTICLE NINE

                             SUPPLEMENTAL INDENTURES

SECTION 901.      SUPPLEMENTAL INDENTURES WITHOUT CONSENT OF HOLDERS.

Without the consent of any Holders, the Issuer, when authorized by a Board Resolution, and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, for any of the following purposes:

(1) to evidence the succession of another corporation to the Issuer and the assumption by such successor of the covenants of the Issuer herein and in the Subordinated Debt Securities;

(2) to add to the covenants of the Issuer for the benefit of the Holders of all or any series of Subordinated Debt Securities (and, if such covenants are to be for the benefit of less than all series of Subordinated Debt Securities, stating that such covenants are expressly being included solely for the benefit of such series), or to surrender any right or power herein conferred upon the Issuer;

(3) to add any additional Events of Default (and, if such Events of Default are to be applicable to less than all series of Subordinated Debt Securities, stating that such Events of Default are expressly being included solely to be applicable to such series); provided, however, that in respect of any such additional Events of Default such supplemental indenture may provide for a particular grace period after default (which period may be shorter or longer than that allowed in the case of other defaults) or may provide for an immediate enforcement upon such default or may limit the remedies available to the Trustee upon such default or may limit the right of the Holders of a majority in aggregate principal amount of the series of Subordinated Debt Securities to which such additional Events of Default apply to waive such default;

(4) to change or eliminate any restrictions on the payment of principal (or premium, if any) of Subordinated Debt Securities, provided that any such action shall not adversely affect the interests of the Holders of Subordinated Debt Securities of any series in any material respect;

(5) to change or eliminate any of the provisions of this Indenture, provided that any such change or elimination shall become effective only when there is no Outstanding Subordinated Debt Security of any series created prior to the execution of such supplemental indenture that is entitled to the benefit of such provision;

(6) to establish the form or terms of Subordinated Debt Securities of any series as permitted by Sections 201 and 301;

(7) to evidence and provide for the acceptance of appointment hereunder by a successor Trustee with respect to the Subordinated Debt Securities of one or more series and to add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee;

(8) to add guarantees to the Subordinated Debt Securities;

(9) to supplement any of the provisions of the Indenture to such extent as shall be necessary to permit or facilitate the defeasance and discharge of any series of Subordinated Debt Securities pursuant to Sections 401, 1301 or 1302; provided that any such action shall not adversely affect the interests of the Holders of Subordinated Debt Securities of such series or any other series of Subordinated Debt Securities in any material respect;

(10) to cure any ambiguity, to correct or supplement any provision herein that may be defective or inconsistent with any other provision herein, or to make any other provisions with respect to matters or questions arising under this Indenture that shall not be inconsistent with any provisions of this Indenture, provided such other provisions shall not adversely affect the interests of the Holders of Subordinated Debt Securities of any series in any material respect;

(11) to provide for uncertificated Subordinated Debt Securities in addition to or in place of certificated Subordinated Debt Securities;

(12) to secure the Subordinated Debt Securities;

(13) to make any changes that would provide any additional rights or benefits to Holders of Subordinated Debt Securities or that do not adversely affect the legal rights under the Indenture of any such Holder;

(14) to comply with the requirements of the Commission in order to effect or maintain the qualification of the Indenture under the Trust Indenture Act;

(15) to provide for the conversion rights of Holders of Subordinated Debt Securities in certain events such as an amalgamation, consolidation, merger or sale of all or substantially all of the assets of the Issuer; or

(16) to reduce the conversion price, if applicable, of any series of Subordinated Debt Securities.

SECTION 902. SUPPLEMENTAL INDENTURES WITH CONSENT OF HOLDERS.

(a) Except as provided in Section 901, with the consent of the Holders of not less than a majority in principal amount of the Outstanding Subordinated Debt Securities affected by such supplemental indenture, by Act of said Holders delivered to the Issuer and the Trustee, the Issuer, when authorized by a Board Resolution, and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the Holders under this Indenture of such Subordinated Debt Securities; provided, however, that no such supplemental indenture shall, without the consent of the Holder of each Outstanding Subordinated Debt Security affected thereby:

     (1) change the Stated Maturity Date of the principal of, or any installment of interest on, any Subordinated Debt Security, or reduce the principal amount thereof or the interest thereon or any premium payable upon redemption thereof, or reduce the amount of the principal of an Original Issue Discount Security that would be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to
          Section 501, or change any Place of Payment, or change the currency in which any Subordinated Debt Security or interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity Date thereof (or, in the case of redemption, on or after the Redemption Date);

     (2) reduce the percentage in principal amount of the Outstanding Subordinated Debt Securities of any series, the consent of whose Holders is required for any such supplemental indenture, or the consent of whose Holders is required for any waiver (of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences) provided for in this Indenture, or reduce the requirements of Section 1604 for quorum or voting;

     (3) modify any of the provisions of this Section, Section 503 or Section 1005, except to increase any such percentage or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Subordinated Debt Security affected thereby; provided, however, that this clause shall not be deemed to require the consent of any Holder with respect to changes in the references to "the Trustee" and concomitant changes in this Section and Section 1005, or the deletion of this proviso, in accordance with the requirements of Section 901(7); or

     (4) make any change to the rights of the Holders under Article Fifteen, which adversely affects the Holders in any material respect, except as otherwise provided for in this Indenture.

(b) It shall not be necessary for any Act of Holders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

(c) A supplemental indenture that changes or eliminates any covenant or other provisions of this Indenture that has expressly been included solely for the benefit of one or more particular series of Subordinated Debt Securities, or that modifies the rights of the Holders of Subordinated Debt Securities of such series with respect to such covenant or other provision, shall be deemed not to affect the rights under this Indenture of the Holders of Subordinated Debt Securities of any other series.

SECTION 903.      EXECUTION OF SUPPLEMENTAL INDENTURES.

In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article (other than Section 901(6)) or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and, subject to Section 601, shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture, is not inconsistent herewith, is a valid and binding obligation of the Issuer enforceable in accordance with its terms, subject to enforceability being limited by bankruptcy, insolvency or other laws or foreign governmental actions affecting the enforcement of creditors' rights generally and equitable remedies including the remedies of specific performance and injunction being granted only in the discretion of a court of competent jurisdiction and, in connection with a supplemental indenture executed pursuant to Section 901, that the Trustee is authorized to execute and deliver such supplemental indenture without the consent of the Holders and, in connection with a supplemental indenture executed pursuant to Section 902, that the requisite consents of the Holders have been validly obtained in accordance with Section 902 hereof. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture that affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

SECTION 904.      EFFECT OF SUPPLEMENTAL INDENTURES.

Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Subordinated Debt Securities theretofore or thereafter authenticated and delivered under this Indenture shall be bound by the supplemental indenture.

SECTION 905.      CONFORMITY WITH TRUST INDENTURE ACT.

Every supplemental indenture executed pursuant to this Article shall conform to the requirements of the Trust Indenture Act as then in effect.



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

SECTION 906. REFERENCE IN SUBORDINATED DEBT SECURITIES TO SUPPLEMENTAL
INDENTURES.

Subordinated Debt Securities of any series authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Issuer shall so determine, new Subordinated Debt Securities of any series so modified as to conform, in the opinion of the Trustee and the Board of Directors, to any such supplemental indenture may be prepared and executed by the Issuer and authenticated and delivered by the Trustee in exchange for Outstanding Subordinated Debt Securities of such series.

                                   ARTICLE TEN

                                    COVENANTS

SECTION 1001. PAYMENT OF PRINCIPAL, PREMIUM AND INTEREST.

The Issuer covenants and agrees for the benefit of each particular series of Subordinated Debt Securities that it will duly and punctually pay the principal of (and premium, if any) and interest on the Subordinated Debt Securities in accordance with their terms and this Indenture. Principal (and premium, if any) or interest payable with respect to any Subordinated Debt Securities shall be considered paid on the date due if the Paying Agent, or the Issuer if it acts as its own Paying Agent, holds on that date money sufficient to pay all principal (and premium, if any) and interest then due.

SECTION 1002. MAINTENANCE OF OFFICE OR AGENCY.

(a) The Issuer will maintain in each Place of Payment for any series of Subordinated Debt Securities issued thereby an office or agency where Subordinated Debt Securities of such series may be presented or surrendered for payment, where Subordinated Debt Securities of such series may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Issuer in respect of the Subordinated Debt Securities of such series and this Indenture may be served. Deutsche Bank Trust Company Americas shall act as the Issuer's agent as the Security Registrar and the Paying Agent to receive all such presentations, surrenders, notices and demands. The Security Registrar and the Paying Agent will each give prompt written notice to the Trustee and the Issuer of the location, and any change in the location of, any such office or agency. If at any time the Issuer, the Security Registrar or the Paying Agent shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee and the Issuer hereby appoints the Trustee its agent to receive all such presentations, surrenders, notices and demands.

(b) The Issuer may also from time to time designate one or more other offices or agencies (in or outside of such Place of Payment) where the Subordinated Debt Securities of one or more series may be presented or surrendered for any or all of such purposes, and may from time to time rescind such designations; provided, however, that no such designation or rescission shall in any manner relieve the Issuer of its obligation to maintain an office or agency in each Place of Payment for any series of Subordinated Debt Securities, for such purposes. The Issuer will give prompt written notice to the Trustee of any such designation and any change in the location of any such other office or agency.

SECTION 1003. MONEY FOR SUBORDINATED DEBT SECURITIES PAYMENTS TO BE HELD IN
TRUST.

(a) If the Issuer shall at any time act as its own Paying Agent with respect to any series of Subordinated Debt Securities, it will, on or before each due date of the principal of (and premium, if any) or interest on any of the Subordinated Debt Securities of such series, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the principal (and premium, if any) or interest so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided, and will promptly notify the Trustee in writing of its action or failure so to act.

(b) Whenever the Issuer shall have one or more Paying Agents with respect to any series of Subordinated Debt Securities, it will, prior to each due date of the principal of (and premium, if any) or interest on any Subordinated Debt Securities of such series, deposit with a Paying Agent a sum sufficient to pay the principal (and premium, if any) or interest so becoming due, such sum to be held in trust for the benefit of the Persons entitled to such principal, premium or interest, and (unless such Paying Agent is the Trustee) the Issuer will promptly notify the Trustee in writing of its action or failure so to act; provided, however, that money held by any such Paying Agent for the benefit of holders of Senior Indebtedness pursuant to the provisions of Article Fifteen hereof or the payment of which to holders of Subordinated Debt Securities is prohibited by Article Fifteen shall not be considered designated for payment of any principal of or interest on the Subordinated Debt Securities within the meaning of this Section 1003.

(c) The Issuer will cause each Paying Agent with respect to any series of Subordinated Debt Securities, other than the Trustee, to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will:

     (1) hold all sums held by it for the payment of the principal of (and premium, if any) or interest on Subordinated Debt Securities of such series in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided;

     (2) give the Trustee written notice of any default by the Issuer in the making of any payment of principal of (and premium, if any) or interest on the Subordinated Debt Securities of such series; and

     (3) at any time during the continuance of any such default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent.

(d) The Issuer may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Issuer Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Issuer or the Paying Agent, such sums to be held by the

Trustee upon the same trusts as those upon which such sums were held by the Issuer or the Paying Agent; and, upon such payment by any Paying Agent to the Trustee, the Paying Agent shall be released from all further liability with respect to such money.

(e) Any money deposited with the Trustee or any Paying Agent, or then held by the Issuer in trust for the payment of the principal of (and premium, if any) or interest on any Subordinated Debt Security of any series and remaining unclaimed for two years after such principal (and premium, if any) or interest has become due and payable shall be paid to the Issuer on Issuer Request or (if then held by the Issuer) shall be discharged from such trust; and the Holder of such Subordinated Debt Security shall thereafter, as an unsecured general creditor, look only to the Issuer for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Issuer as trustee thereof, shall thereupon cease; provided, however, that the Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of the Issuer cause to be published once, in an Authorized Newspaper of general circulation in the Borough of Manhattan, the City of New York, and each Place of Payment or mailed to each such Holder, or both, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication or mailing, any unclaimed balance of such money then remaining will be repaid to the Issuer.

SECTION 1004.     COMPLIANCE CERTIFICATE.

The Issuer shall deliver an Officers' Certificate to the Trustee within 120 days after the end of each fiscal year thereof stating whether the signers know of any Event of Default that occurred during the fiscal year. If an Event of Default shall have occurred, the applicable certificate shall describe the nature of the Event of Default and its current status. The certificate shall be in a form in compliance with the Trust Indenture Act.

SECTION 1005.     WAIVER OF CERTAIN COVENANTS.

The Issuer may omit in any particular instance to comply with any covenant or condition with respect to the Subordinated Debt Securities of any series if, before the time for such compliance, the Holders of a majority in principal amount of the Outstanding Subordinated Debt Securities of such series shall, by Act of such Holders, either waive such compliance in such instance or generally waive compliance with such covenant or condition, but no such waiver shall extend to or affect such covenant or condition except to the extent so expressly waived, and, until such waiver shall become effective, the obligations of the Issuer and the duties of the Trustee in respect of any such covenant or condition shall remain in full force and effect.

                                 ARTICLE ELEVEN

                   REDEMPTION OF SUBORDINATED DEBT SECURITIES

SECTION 1101.     APPLICABILITY OF ARTICLE.

Subordinated Debt Securities of any series that are redeemable before their Stated Maturity Date shall be redeemable in accordance with their terms and (except as otherwise specified pursuant to Section 301 for Subordinated Debt Securities of any series) in accordance with this Article.

SECTION 1102.     ELECTION TO REDEEM; NOTICE TO TRUSTEE.

If the Issuer elects to redeem less than all of the Subordinated Debt Securities of any series, the Issuer shall, at least 45 days prior to the Redemption Date fixed by the Issuer (unless a shorter notice shall be satisfactory to the Trustee), notify the Trustee of such Redemption Date and of the principal amount of Subordinated Debt Securities of any series to be redeemed.

SECTION 1103. SELECTION BY TRUSTEE OF SUBORDINATED DEBT SECURITIES TO BE
REDEEMED.

(a) Except as otherwise specified pursuant to Section 301 for Subordinated Debt Securities of any series, if less than all the Subordinated Debt Securities of any series are to be redeemed, the particular Subordinated Debt Securities to be redeemed shall be selected not more than 45 days prior to the Redemption Date by the Trustee from the Outstanding Subordinated Debt Securities of such series not previously called for redemption, by a method that complies with the requirements of the principal national securities exchange or quotation system (which shall be provided or caused to be provided by the Issuer to the Trustee), if any, on which the Subordinated Debt Securities are listed or quoted or, if the Subordinated Debt Securities are not so listed or quoted, by such method as the Trustee shall deem fair and appropriate and which may provide for the selection for redemption of portions (equal to the minimum authorized denomination for Subordinated Debt Securities of such series or any integral multiple thereof that is also an authorized denomination, but in no event shall such portion be less than $1,000) of the principal amount of Subordinated Debt Securities (if issued in more than one authorized denomination) of such series of a denomination larger than the minimum authorized denomination for Subordinated Debt Securities of such series.

(b) The Trustee shall promptly notify the Issuer in writing of the Subordinated Debt Securities selected for redemption and, in the case of any Subordinated Debt Securities selected for partial redemption, the principal amount thereof to be redeemed.

(c) For all purposes of this Indenture, unless the context otherwise requires, all provisions related to the redemption of Subordinated Debt Securities shall relate, in the case of any Subordinated Debt Security redeemed or to be redeemed only in part, to the portion of the principal amount of such Subordinated Debt Security that has been or is to be redeemed.

SECTION 1104.     NOTICE OF REDEMPTION.

(a) Notice of redemption shall be given in the manner provided in Section 106 not less than 20 or more than 60 days prior to the Redemption Date, to each Holder of Subordinated Debt Securities, at such Holder's address shown on the Security Register maintained by the Security Registrar, to be redeemed.

(b) All notices of redemption shall state: (1) the Redemption Date; (2) the Redemption Price; (3) if less than all Outstanding Subordinated Debt Securities of any series are to be redeemed, the identification (and, in the case of partial redemption, the principal amounts) of the particular Subordinated Debt Securities to be redeemed; (4) that on the Redemption Date, the Redemption Price will become due and payable upon each such Subordinated Debt Security to be redeemed, and that interest thereon shall cease to accrue on and after said date; (5) the Place or Places of





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

Payment where such Subordinated Debt Securities are to be surrendered for payment of the Redemption Price; and (6) that the redemption is for a sinking fund, if such is the case.

(c) Notice of redemption of Subordinated Debt Securities to be redeemed at the election of the Issuer shall be given by the Issuer or, at the Issuer's request, by the Trustee in the name and at the expense of the Issuer.

(d) The notice if mailed in the manner herein provided shall be conclusively presumed to have been given, whether or not the Holder receives such notice. In any case, failure to give such notice by mail or any defect in the notice to the Holder of any Subordinated Debt Security designated for redemption in whole or in part shall not affect the validity of the proceedings for the redemption of any other Subordinated Debt Securities or portion thereof.

SECTION 1105.     DEPOSIT OF REDEMPTION PRICE.

On or prior to any Redemption Date, the Issuer shall deposit with the Trustee or with a Paying Agent (or, if the Issuer is acting as its own Paying Agent, segregate and hold in trust as provided in Section 1003) an amount of money sufficient to pay the Redemption Price of, and (except if the Redemption Date shall be an Interest Payment Date) accrued interest on, all the Subordinated Debt Securities or portions thereof that are to be redeemed on that date; provided, however, that any funds deposited on the Redemption Date shall be deposited by the Issuer no later than 12:00 p.m., New York City time on such Redemption Date. The Trustee or the Paying Agent shall promptly return to the Issuer any money not required for that purpose.

SECTION 1106.     SUBORDINATED DEBT SECURITIES PAYABLE ON REDEMPTION DATE.

(a) Notice of redemption having been given as aforesaid, the Subordinated Debt Securities so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price specified in such notice. From and after such date (unless the Issuer shall default in the payment of the Redemption Price and accrued interest) such Subordinated Debt Securities shall cease to bear interest. Upon surrender of any such Subordinated Debt Security for redemption in accordance with the notice, such Subordinated Debt Security shall be paid by the Issuer at the Redemption Price, together with accrued interest to the Redemption Date; provided however, that installments of interest on Subordinated Debt Securities whose Stated Maturity Date is on or prior to the Redemption Date shall be payable to the Holders of such Subordinated Debt Securities, or one or more Predecessor Securities, registered as such on the relevant Regular Record Dates according to their terms and the provisions of Section 307.

(b) If any Subordinated Debt Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal (and premium, if any) shall, until paid, bear interest from the Redemption Date at the rate prescribed therefor in the Subordinated Debt Security.

SECTION 1107.     SUBORDINATED DEBT SECURITY REDEEMED IN PART.

Any Subordinated Debt Security that is to be redeemed only in part shall be surrendered at a Place of Payment therefor (with, if the Issuer, the Security Registrar or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Issuer, the Security Registrar and the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing), and the Issuer shall execute, and the Trustee shall authenticate and deliver to the Holder of such Subordinated Debt Security without service charge, a new Subordinated Debt Security or Subordinated Debt Securities of the same series, of any authorized denomination as requested by such Holder in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Subordinated Debt Security so surrendered; except that if a Global Security is so surrendered, the Issuer shall execute, and the Trustee shall authenticate and deliver to the Depositary for such Global Security, without service charge, a new Global Security, in a denomination equal to and in exchange for the unredeemed portion of the principal of the Global Security so surrendered.

                                 ARTICLE TWELVE

                                  SINKING FUNDS

SECTION 1201.     APPLICABILITY OF ARTICLE.

The provisions of this Article shall be applicable to any sinking fund for the retirement of Subordinated Debt Securities of a series except as otherwise specified pursuant to Section 301 for Subordinated Debt Securities of such series. The minimum amount of any sinking fund payment provided for by the terms of Subordinated Debt Securities of any series is herein referred to as a "mandatory sinking fund payment", and any payment in excess of such minimum amount provided for by the terms of Subordinated Debt Securities of any series is herein referred to as an "optional sinking fund payment". If provided for by the terms of Subordinated Debt Securities of any series, the amount of any sinking fund payment may be subject to reduction as provided in Section 1202. Each sinking fund payment shall be applied to the redemption of Subordinated Debt Securities of any series as provided for by the terms of such Subordinated Debt Securities.

SECTION 1202. SATISFACTION OF SINKING FUND PAYMENTS WITH SUBORDINATED DEBT SECURITIES.

The Issuer may deliver Outstanding Subordinated Debt Securities of a series (other than any previously called for redemption) and may apply as a credit Subordinated Debt Securities of a series that have been redeemed either at the election of the Issuer pursuant to the terms of such Subordinated Debt Securities or through the application of permitted optional sinking fund payments pursuant to the terms of such Subordinated Debt Securities, in each case, in satisfaction of all or any part of any sinking fund payment with respect to such Subordinated Debt Securities of such series required to be made pursuant to, and as provided for by, their terms; provided that such Subordinated Debt Securities have not been previously so credited. Such Subordinated Debt Securities shall be received and credited for such purpose by the Trustee at the Redemption Price specified in such Subordinated Debt Securities for redemption through operation of the sinking fund and the amount of such sinking fund payment shall be reduced accordingly.

SECTION 1203.     REDEMPTION OF SUBORDINATED DEBT SECURITIES FOR SINKING FUND.

Not less than 60 days prior to each sinking fund payment date for any series of Subordinated Debt Securities (unless a shorter period shall be satisfactory to the Trustee), the Issuer will deliver to the Trustee an Officers' Certificate of such entity specifying the amount of the next sinking fund payment for that series pursuant to the terms of that series, the portion thereof, if any, that is to be satisfied by payment of cash, the portion thereof, if any, that is to be satisfied by delivering and crediting Subordinated Debt Securities of that series pursuant to Section 1202 and the basis for any such credit and, prior to or concurrently with the delivery of such Officers' Certificate, will also deliver to the Trustee any Subordinated Debt Securities to be so credited and not theretofore delivered to the Trustee. Not less than 45 days (unless a shorter period shall be satisfactory to the Trustee) before each such sinking fund payment date the Trustee shall select the Subordinated Debt Securities to be redeemed upon such sinking fund payment date in the manner specified in
Section 1103 and cause notice of the redemption thereof to be given in the name of and at the expense of the Issuer in the manner provided in Section 1104. Such notice having been duly given, the redemption of such Subordinated Debt Securities shall be made upon the terms and in the manner stated in Sections 1105, 1106 and 1107.

                                ARTICLE THIRTEEN

                                   DEFEASANCE

SECTION 1301.     DISCHARGE BY DEPOSIT OF MONEY OR SUBORDINATED DEBT SECURITIES.

(a) This Section 1301 shall be applicable to Subordinated Debt Securities of a series if so provided pursuant to Section 301. All obligations, covenants and agreements of the Issuer under this Indenture with respect to Subordinated Debt Securities of a particular series or for the benefit of the Holders thereof (except as to any surviving rights of registration of transfer or exchange of Subordinated Debt Securities or herein expressly provided for) shall cease, terminate and be discharged if:

     (1) the Issuer has, at least 91 days prior thereto, irrevocably deposited with the Trustee, as specific security pledged for, and dedicated solely to, the due payment and ultimate satisfaction of its obligations under the Indenture with respect to the Subordinated Debt Securities of the series affected,

          (i) funds in the currency, currencies or currency units in which the Subordinated Debt Securities are payable, and/or

          (ii) an amount of direct obligations of, or obligations the payment of principal of and interest, if any, on are fully guaranteed by, the government that issued the currency or currencies in which Subordinated Debt Securities of such series are payable, and that are not subject to prepayment, redemption or call, as will together with the predetermined and certain income to accrue thereon without consideration of any reinvestment thereof, be sufficient (in the case of such obligations, through the payment of interest and principal thereunder) to pay (A) the principal of (and premium, if any) and interest on the Outstanding Subordinated Debt Securities of the particular series on the Stated Maturity Date of such principal or interest or of any installment thereof, and (B) any mandatory prepayments or analogous payments applicable to such Subordinated Debt Securities on the day on which such payments are due and payable in accordance with the terms of this Indenture and such Subordinated Debt Securities;

     (2) the Issuer shall have received an Opinion of Counsel to the effect that Holders of such Subordinated Debt Securities will not recognize income, gain or loss for United States federal income tax purposes as a result of such deposit and defeasance in respect of the Issuer's obligations and will be subject to United States federal income tax as if such deposit and defeasance had not occurred;

     (3) the Issuer shall have received an Opinion of Counsel to the effect that the Holders of the Subordinated Debt Securities affected will not recognize income (whether taxable to them by deduction or withholding by the Issuer or otherwise), gain or loss for Canadian federal income tax purposes as a result of such deposit and defeasance in respect of the Issuer's obligations and will be subject to Canadian federal income tax as if such deposit and defeasance had not occurred;

     (4) such deposit will not result in a breach or violation of, or constitute a default under, this Indenture or any other material agreement or instrument to which the Issuer is a party or by which it is bound;

     (5) no Event of Default with respect to the Subordinated Debt Securities of such series or event that, with notice or lapse of time, would become an Event of Default shall have occurred and be continuing on the date of such deposit;

     (6) if such Subordinated Debt Securities are listed on the New York Stock Exchange, the Issuer shall have delivered to the Trustee an Opinion of Counsel to the effect that such deposit and defeasance will not cause such Subordinated Debt Securities to be delisted; and

     (7) the Issuer shall have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating compliance with all conditions precedent to the defeasance contemplated by Section 1301 or Section 1302.

(b) Notwithstanding any defeasance under this Indenture with respect to such series of Subordinated Debt Securities, the obligation of the Issuer to indemnify and compensate the Trustee under this Indenture and the obligations of the Trustee under Sections 1003 and 1303 shall survive with respect to such series of Subordinated Debt Securities.

SECTION 1302.     DEFEASANCE OF CERTAIN OBLIGATIONS.

The Issuer may omit to comply with the terms, provisions and conditions set forth in any covenant contained in Article Ten and any such omission shall not be an Event of Default, with respect to any series of Subordinated Debt Securities, provided the following conditions have been satisfied:

     (1) the conditions set forth in clauses (1) to (7), inclusive of Section 1301(a); and

     (2) such deposit shall not cause the Trustee with respect to such series of Subordinated Debt Securities to have a conflicting interest, within the meaning of this Indenture, and for purposes of the Trust Indenture Act with respect to such Subordinated Debt Securities.

SECTION 1303. APPLICATION OF TRUST MONEY.

All money deposited with the Trustee pursuant to Sections 1301 and 1302 shall be held in trust and applied by it, in accordance with the provisions of the Subordinated Debt Securities and this Indenture and any applicable direction of the Issuer to the payment, either directly or through any Paying Agent (including the Issuer acting as its own Paying Agent), as the Trustee may determine, to the persons entitled thereto, of the principal (and premium, if any) and interest for whose payment such money has been deposited with the Trustee.

SECTION 1304. REPAYMENT TO THE ISSUER.

(a) The Trustee and any Paying Agent shall promptly pay to the Issuer upon Issuer Request any money or governmental obligations not required for the payment of the principal of (and premium, if any) and interest on Subordinated Debt Securities of any series for which currency or government obligations have been deposited pursuant to Section 1301 or Section 1302 held by them at any time.

(b) The Trustee and any Paying Agent shall pay to the Issuer upon Issuer Request any money held by them for the payment of principal (and premium, if any) and interest that remains unclaimed for two years after the Maturity of the Subordinated Debt Securities for which a deposit has been made pursuant to
Section 1301 or Section 1302. After such payment to the Issuer, the Holders of Subordinated Debt Securities of such series shall thereafter, as unsecured general creditors, look only to the Issuer for payment thereof.

                                ARTICLE FOURTEEN

                      EXTENSION OF INTEREST PAYMENT PERIOD

SECTION 1401. EXTENSION OF INTEREST PAYMENT PERIOD.

To the extent so provided in a Board Resolution and set forth in an Officers' Certificate or one or more indentures supplemental hereto, pursuant to Section 301, the Issuer shall have the right, at any time and from time to time during the term of any series of Subordinated Debt Securities, to defer payments of interest by extending the interest payment period of all Subordinated Debt Securities of such series (an "Extended Interest Payment Period"). Before the termination of any Extended Interest Payment Period, the Issuer may further extend such period to the extent provided in accordance with Section 301.

                                 ARTICLE FIFTEEN

                  SUBORDINATION OF SUBORDINATED DEBT SECURITIES

SECTION 1501.     AGREEMENT TO SUBORDINATE.

(a) The Issuer covenants and agrees, and each Holder of Subordinated Debt Securities issued hereunder by such Holder's acceptance thereof likewise covenants and agrees, that all Subordinated Debt Securities shall be issued subject to the provisions of this Article Fifteen; and each Holder of a Subordinated Debt Security, whether upon original issue or upon transfer or assignment thereof, accepts and agrees to be bound by such provisions.

(b) The payment by the Issuer of the principal of, premium, if any, and interest on all Subordinated Debt Securities issued hereunder shall, to the extent and in the manner hereinafter set forth, be subordinated and junior in right of payment to the prior payment in full of all Senior Indebtedness of the Issuer, whether outstanding at the date of this Indenture or thereafter incurred. Senior Indebtedness shall continue to be Senior Indebtedness and entitled to the benefits of these subordination provisions irrespective of any amendment, modification or waiver of any term of the Senior Indebtedness or extension or renewal of the Senior Indebtedness.

(c) No provision of this Article Fifteen shall prevent the occurrence of any default or Event of Default hereunder.

SECTION 1502.     DEFAULT ON SENIOR INDEBTEDNESS.

(a) In the event and during the continuation of any default by the Issuer in the payment of principal, premium, if any, interest or any other payment due on any Senior Indebtedness of the Issuer and any applicable grace period relating to such default has ended and such default has not been cured or waived or ceased to exist, or in the event that the maturity of any Senior Indebtedness of the Issuer has been accelerated because of a default, then, in either case, no payment shall be made by the Issuer with respect to the principal (including redemption payments) of, or premium, if any, or interest on, the Subordinated Debt Securities or to acquire any of the Subordinated Debt Securities (except sinking fund payments, if any, made in respect of Subordinated Debt Securities acquired by the Issuer prior to such default and any payments or other distributions from any defeasance trust created pursuant to Section 1301 or 1302 prior to such default).

(b) In the event that, notwithstanding the foregoing, any payment shall be received by the Trustee, by any Holder or by any Paying Agent (or, if the Issuer is acting as its own Paying Agent, money for any such payment is segregated and held in trust) when such payment is prohibited by the preceding paragraph of this Section 1502, before all Senior Indebtedness of the Issuer is paid in full, or provision is made for such payment in money in accordance with its terms, such payment shall be held in trust for the benefit of, and shall be paid over or delivered to, the holders of Senior Indebtedness of the Issuer or their respective representatives, or to the trustee or trustees under any indenture pursuant to which any of such Senior Indebtedness may have been issued, as their respective interests may appear, ratably according to the aggregate amount remaining unpaid on account of the principal, premium, interest or any other payment due on the Senior Indebtedness held or represented by each, for application to the payment of all Senior Indebtedness of the Issuer remaining unpaid to the extent necessary to pay such Senior Indebtedness in full in money in accordance with its terms, after giving effect to any concurrent payment or distribution to or for the benefit of the holders of such Senior Indebtedness, but only to the extent that the holders of the Senior Indebtedness (or their representative or representatives or a trustee) notify the Trustee in writing within 90 days of such payment of the amounts then due and owing on the Senior Indebtedness and only the amounts specified in such notice to the Trustee shall be paid to the holders of Senior Indebtedness.

SECTION 1503.     LIQUIDATION; DISSOLUTION; BANKRUPTCY.

(a) Upon any payment by the Issuer or distribution of assets of the Issuer of any kind or character, whether in cash, property or securities, to creditors upon any dissolution, winding-up, liquidation or reorganization of the Issuer, whether voluntary or involuntary or in bankruptcy, insolvency, receivership or other proceedings, all principal, premium, if any, and interest due or to become due (including any post-petition interest) on all Senior Indebtedness of the Issuer shall first be paid in full, or payment thereof provided for in money in accordance with its terms, before any payment is made by the Issuer on account of the principal (and premium, if any) or interest on the Subordinated Debt Securities; and upon any such dissolution or winding-up or liquidation or reorganization, any payment by the Issuer, or distribution of assets of the Issuer of any kind or character, whether in cash, property or securities, to which the Holders of the Subordinated Debt Securities or the Trustee would be entitled to receive, except for the provisions of this Article Fifteen, shall be paid by the Issuer or by any receiver, trustee in bankruptcy, liquidating trustee, agent or other Person making such payment or distribution, or by the Holders of the Subordinated Debt Securities or by the Trustee under this Indenture if received by them or it, directly to the holders of Senior Indebtedness of the Issuer (pro rata to such holders on the basis of the respective amounts of Senior Indebtedness held by such holders, as calculated by the Issuer) or their representative or representatives, or to the trustee or trustees under any indenture pursuant to which any instruments evidencing such Senior Indebtedness may have been issued, as their respective interests may appear, to the extent necessary to pay such Senior Indebtedness in full, in money or money's worth, after giving effect to any concurrent payment or distribution to or for the holders of such Senior Indebtedness, before any payment or distribution is made to the Holders of Subordinated Debt Securities or to the Trustee.

(b) In the event that, notwithstanding the foregoing, any payment or distribution of assets of the Issuer of any kind or character on any Subordinated Debt Security, whether in cash, property or securities, prohibited by the foregoing, shall be received by the Trustee, by any Holder or by any Paying Agent (or, if the Issuer is acting as its own Paying Agent, money for any such payment is segregated and held in trust) before all Senior Indebtedness of the Issuer is paid in full, or provision is made for such payment in money in accordance with its terms, such payment or distribution shall be held in trust for the benefit of and shall be paid over or delivered to the holders of such Senior Indebtedness or their representative or representatives, or to the trustee or trustees under any indenture pursuant to which any of such Senior Indebtedness may have been issued, as their respective interests may appear, ratably according to the aggregate amount remaining unpaid on account of the principal, premium, interest (including any post-petition interest) or any other payment due on the Senior Indebtedness held or represented by each, as calculated by the Issuer, for application to the payment of all Senior Indebtedness of the Issuer remaining unpaid to the extent necessary to pay such Senior Indebtedness in full in money in accordance with its terms, after giving effect to any concurrent payment or distribution to or for the benefit of the holders of such Senior Indebtedness.

(c) For purposes of this Article Fifteen, the words "cash, property or securities" shall not be deemed to include shares of stock of the Issuer as reorganized or readjusted, or securities of the Issuer or any other corporation provided for by a plan of reorganization or readjustment, the payment of which is subordinated at least to the extent provided in this Article Fifteen with respect to the Subordinated Debt Securities to the payment of all Senior Indebtedness of the Issuer that may at the time be outstanding, provided that
(i) such Senior Indebtedness is assumed by the new corporation, if any, resulting from any such reorganization or readjustment, and (ii) the rights of the holders of such Senior Indebtedness are not, without the consent of such holders, altered by such reorganization or readjustment. The amalgamation or consolidation of the Issuer with, or the merger of the Issuer into, another corporation or the liquidation or dissolution of the Issuer following the conveyance or transfer of its property as an entirety, or substantially as an entirety, to another corporation upon the terms and conditions provided for in Article Eight shall not be deemed a dissolution, winding-up, liquidation or reorganization for the purposes of this Section 1503 if such other corporation shall, as a part of such amalgamation, consolidation, merger, conveyance or transfer, comply with the conditions stated in Article Eight. Nothing in Section 1502 or in this Section 1503 shall apply to claims of, or payments to, the Trustee under or pursuant to Section 606.

SECTION 1504.     SUBROGATION.

(a) Subject to the payment in full of all Senior Indebtedness of the Issuer, the rights of the Holders of the Subordinated Debt Securities shall be subrogated to the rights of the holders of such indebtedness to receive payments or distributions of cash, property or securities of the Issuer applicable to such Senior Indebtedness until the principal of (and premium, if any) and interest on the Subordinated Debt Securities shall be paid in full; and, for the purposes of such subrogation, no payments or distributions to the holders of such Senior Indebtedness of any cash, property or securities to which the Holders of the Subordinated Debt Securities or the Trustee would be entitled except for the provisions of this Article Fifteen, and no payment over pursuant to the provisions of this Article Fifteen to or for the benefit of the holders of such Senior Indebtedness by Holders of the Subordinated Debt Securities or the Trustee, shall, as between the Issuer, its creditors other than Holders of Senior Indebtedness of the Issuer, and the holders of the Subordinated Debt Securities, be deemed to be a payment by the Issuer to or on account of such Senior Indebtedness. It is understood that the provisions of this Article Fifteen are intended solely for the purposes of defining the relative rights of the Holders of the Subordinated Debt Securities, on the one hand, and the holders of such Senior Indebtedness on the other hand.

(b) Nothing contained in this Article Fifteen or elsewhere in this Indenture or in the Subordinated Debt Securities is intended to or shall impair, as between the Issuer, its creditors other than the holders of Senior Indebtedness of the Issuer, and the Holders of the Subordinated Debt Securities, the obligation of the Issuer, which is absolute and unconditional, to pay to the Holders of the Subordinated Debt Securities the principal of (and premium, if any) and interest on the Subordinated Debt Securities as and when the same shall become due and payable in accordance with their terms (including as it may be deferred pursuant to Article Fourteen), or is intended to or shall affect the relative rights of the Holders of the Subordinated Debt Securities and creditors of the Issuer other than the holders of Senior Indebtedness of the Issuer nor shall anything herein or therein prevent the Trustee or the Holder of any Subordinated Debt Security from exercising all remedies otherwise permitted by applicable law upon default under the Indenture, subject to the rights, if any, under this Article Fifteen of the holders of such Senior Indebtedness in respect of cash, property or securities of the Issuer received upon the exercise of any such remedy.

(c) Upon any payment or distribution of assets of the Issuer referred to in this Article Fifteen, the Trustee, subject to the provisions of Sections 601 and 602, and the Holders of the Subordinated Debt Securities shall be entitled to conclusively rely upon any order or decree made by any court of competent jurisdiction in which such dissolution, winding-up, liquidation or reorganization proceedings are pending, or a certificate of the receiver, trustee in bankruptcy, liquidation trustee, agent or other Person making such payment or distribution, delivered to the Trustee or to the Holders of the Subordinated Debt Securities, for the purposes of ascertaining the Persons entitled to participate in such distribution, the holders of Senior Indebtedness and other indebtedness of the Issuer the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article Fifteen.

SECTION 1505.     TRUSTEE TO EFFECTUATE SUBORDINATION.

Each Holder of Subordinated Debt Securities by such Holder's acceptance thereof authorizes and directs the Trustee on such Holder's behalf to take such action as may be necessary or appropriate to effectuate the subordination provided in this Article Fifteen and appoints the Trustee such Holder's attorney-in-fact for any and all such purposes.

SECTION 1506.     NOTICE BY THE ISSUER.

(a) The Issuer shall give prompt written notice to a Responsible Officer of the Trustee of any fact known to the Issuer that would prohibit the making of any payment of monies to or by the Trustee in respect of the Subordinated Debt Securities pursuant to the provisions of this Article Fifteen. Notwithstanding the provisions of this Article Fifteen or any other provision of this Indenture, the Trustee shall not be charged with knowledge of the existence of any facts that would prohibit the making of any payment of monies to or by the Trustee in respect of the Subordinated Debt Securities pursuant to the provisions of this Article Fifteen, unless and until a Responsible Officer of the Trustee shall have received written notice thereof from the Issuer or a holder or holders of Senior Indebtedness or their representative or representatives or from any trustee therefor; and before the receipt of any such written notice, the Trustee, subject to the provisions of Sections 601 and 602, shall be entitled in all respects to assume that no such facts exist; provided, however, that if the Trustee shall not have received the notice provided for in this Section 1506 at least two Business Days prior to the date upon which by the terms hereof any money may become payable for any purpose (including, without limitation, the payment of the principal of (or premium, if any) or interest on any Subordinated Debt Securities), then, anything herein contained to the contrary notwithstanding, the Trustee shall have full power and authority to receive such money and to apply the same to the purposes for which they were received, and shall not be affected by any notice to the contrary that may be received by it within two Business Days prior to such date.

(b) The Trustee, subject to the provisions of Sections 601 and 602, shall be entitled to conclusively rely on the delivery to it of a written notice by a Person representing himself to be a holder of Senior Indebtedness of the Issuer (or a trustee on behalf of such holder), to establish that such notice has been given by a holder of such Senior Indebtedness or a trustee on behalf of any such holder or holders. In the event that the Trustee determines in good faith that further evidence is required with respect to the right of any Person as a holder of such Senior Indebtedness to participate in any payment or distribution pursuant to this Article Fifteen, the Trustee may request such Person to furnish evidence to the reasonable satisfaction of the Trustee as to the amount of such Senior Indebtedness held by such Person, the extent to which such Person is entitled to participate in such payment or distribution and any other facts pertinent to the rights of such Person under this Article Fifteen, and, if such evidence is not furnished, the Trustee may defer any payment to such Person pending judicial determination as to the right of such Person to receive such payment.

SECTION 1507.     RIGHTS OF THE TRUSTEE; HOLDERS OF SENIOR INDEBTEDNESS.

(a) The Trustee in its individual capacity shall be entitled to all the rights set forth in this Article Fifteen in respect of any Senior Indebtedness of the Issuer at any time held by it, to the same extent as any other holder of Senior Indebtedness of the Issuer, and nothing in this Indenture shall deprive the Trustee of any of its rights as such holder.

(b) With respect to the holders of Senior Indebtedness of the Issuer, the Trustee undertakes to perform or to observe only such of its covenants and obligations as are specifically set forth in this Article Fifteen, and no implied covenants or obligations with respect to the holders of such Senior Indebtedness shall be read into this Indenture against the Trustee. The Trustee shall not be deemed to owe any fiduciary duty to the holders of such Senior Indebtedness and, subject to the provisions of Sections 601 and 602, the Trustee shall not be liable to any holder of such Senior Indebtedness if it shall pay over or deliver to Holders of Subordinated Debt Securities, the Issuer or any other Person money or assets to which any holder of such Senior Indebtedness shall be entitled by virtue of this Article Fifteen or otherwise.

SECTION 1508.     SUBORDINATION MAY NOT BE IMPAIRED.

(a) No right of any present or future holder of any Senior Indebtedness of the Issuer to enforce subordination as herein provided shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Issuer or by any act or failure to act, in good faith, by any such holder, or by any noncompliance by the Issuer with the terms, provisions and covenants of this Indenture, regardless of any knowledge thereof that any such holder may have or otherwise be charged with.

(b) Without in any way limiting the generality of the foregoing paragraph, the holders of Senior Indebtedness of the Issuer may, at any time and from time to time, without the consent of or notice to the Trustee or the Holders of the Subordinated Debt Securities, without incurring responsibility to the Holders of the Subordinated Debt Securities and without impairing or releasing the subordination provided in this Article Fifteen or the obligations hereunder of the Holders of the Subordinated Debt Securities to the holders of such Senior Indebtedness, do any one or more of the following: (i) change the manner, place or terms of payment or extend the time of payment of, or renew or alter, such Senior Indebtedness, or otherwise amend or supplement in any manner such Senior Indebtedness or any instrument evidencing the same or any agreement under which such Senior Indebtedness is outstanding; (ii) sell, exchange, release or otherwise deal with any property pledged, mortgaged or otherwise securing such Senior Indebtedness; (iii) release any Person liable in any manner for the collection of such Senior Indebtedness; and (iv) exercise or refrain from exercising any rights against the Issuer and any other Person.

                                 ARTICLE SIXTEEN

               MEETINGS OF HOLDERS OF SUBORDINATED DEBT SECURITIES

SECTION 1601.     PURPOSES FOR WHICH MEETINGS MAY BE CALLED.

A meeting of Holders of Subordinated Debt Securities of such series may be called at any time and from time to time pursuant to this Article to make, give or take any Act provided by this Indenture to be made, given or taken by Holders of Subordinated Debt Securities of such series.

SECTION 1602.     CALL, NOTICE AND PLACE OF MEETINGS.

(a) The Trustee may at any time call a meeting of Holders of Subordinated Debt Securities of any series for any purpose specified in Section 1601, to be held at such time and at such place in the Borough of Manhattan, the City of New York. Notice of every meeting of Holders of Subordinated Debt Securities of any series, setting forth the time and place of such meeting and in general terms the action proposed to be taken at such meeting, shall be given, in the manner provided in Section 106, not less than 21 or more than 50 days prior to the date fixed for the meeting.

(b) If at any time the Issuer, pursuant to a Board Resolution, or the Holders of at least 10% in principal amount of the Outstanding Subordinated Debt Securities of any series shall have requested the Trustee to call a meeting of the Holders of Subordinated Debt Securities of such series for any purpose specified in
Section 1601, by written request setting forth in reasonable detail the action proposed to be taken at the meeting, and the Trustee shall not have made the first publication of the notice of such meeting within 21 days after receipt of such request or shall not thereafter proceed to cause the meeting to be held as provided herein, then the Issuer or the Holders of Subordinated Debt Securities of such series in the amount above specified, as the case may be, may determine the time and the place in the Borough of Manhattan, the City of New York for such meeting and may call such meeting for such purposes by giving notice thereof as provided in paragraph (a) of this Section.

SECTION 1603.     PERSONS ENTITLED TO VOTE AT MEETINGS.

To be entitled to vote at any meeting of Holders of Subordinated Debt Securities of any series, a Person shall be: (1) a Holder of one or more Outstanding Subordinated Debt Securities of such series; or (2) a Person appointed by an instrument in writing as proxy for a Holder or Holders of one or more Outstanding Subordinated Debt Securities of such series by such Holder or Holders. The only Persons who shall be entitled to be present or to speak at any meeting of Holders of Subordinated Debt Securities of any series shall be the Persons entitled to vote at such meeting and their counsel, any representatives of the Trustee and its counsel and any representatives of the Issuer and its counsel.

SECTION 1604.     QUORUM; ACTION.

(a) The Persons entitled to vote a majority in principal amount of Outstanding Subordinated Debt Securities of a series shall constitute a quorum for a meeting of Holders of Subordinated Debt Securities of such series. In the absence of a quorum within 30 minutes of the time appointed for any such meeting, the meeting shall, if convened at the request of Holders of Subordinated Debt Securities of such series, be dissolved. In the absence of a quorum in any other case the meeting may be adjourned for a period of not less than 10 days as determined by the chairman of the meeting prior to the adjournment of such meeting. In the absence of a quorum at any such adjourned meeting, such adjourned meeting may be further adjourned for a period of not less than 10 days as determined by the chairman of the meeting prior to the adjournment of such adjourned meeting. Notice of the reconvening of any adjourned meeting shall be given as provided in paragraph 1602(a), except that such notice need be given only once not less than five days prior to the date on which the meeting is scheduled to be reconvened.

(b) Except as limited by the proviso to Section 902, any resolution presented to a meeting or adjourned meeting duly reconvened at which a quorum is present as aforesaid may be adopted only by the affirmative vote of the Holders of a majority in principal amount of Outstanding Subordinated Debt Securities of that series; provided, however, that, except as limited by the proviso to Section 902, any resolution with respect to any Act that this Indenture expressly provides may be made, given or taken by the Holders of a specified percentage, which is less than a majority, in principal amount of Outstanding Subordinated Debt Securities of a series may be adopted at a meeting or an adjourned meeting duly reconvened and at which a quorum is present as aforesaid by the affirmative vote of the Holders of such specified percentage in principal amount of Outstanding Subordinated Debt Securities of that series.

(c) Any resolution passed or decision taken at any meeting of Holders of Subordinated Debt Securities of any series duly held in accordance with this Section will be binding on all Holders of Subordinated Debt Securities of such series, whether or not present or represented at the meeting.

SECTION 1605. DETERMINATION OF VOTING RIGHTS; CONDUCT AND ADJOURNMENT OF
MEETINGS.

(a) Notwithstanding any other provisions of this Indenture, the Trustee may make such reasonable regulations as it may deem advisable for any meeting of Holders of Subordinated Debt Securities of such series in regard to proof of the holding of Subordinated Debt Securities of such series and of the appointment of proxies and in regard to the appointment and duties of inspectors of votes, the submission and examination of proxies, certificates and other evidence of the right to vote, and such other matters concerning the conduct of the meeting as it shall deem appropriate. Except as otherwise permitted or required by any such regulations, the holding of Subordinated Debt Securities shall be proved in the manner specified in Section 104 and the appointment of any proxy shall be proved in the manner specified in Section 104. Such regulations may provide that written instruments appointing proxies, regular on their face, may be presumed valid and genuine without the proof specified in
Section 104 or other proof.

(b) The Trustee shall, by an instrument in writing, appoint a temporary chairman of the meeting, unless the meeting shall have been called by the Issuer or by Holders of Subordinated Debt Securities as provided in Section 1602(b), in which case the Issuer or the Holders of Subordinated Debt Securities of the series calling the meeting, as the case may be, shall in like manner appoint a temporary chairman. A permanent chairman and a permanent secretary of the meeting shall be elected by vote of the Persons entitled to vote a majority in principal amount of Outstanding Subordinated Debt Securities of such series represented at the meeting.

(c) At any meeting each Holder of a Subordinated Debt Security of such series or proxy shall be entitled to one vote for each $1,000 principal amount (or the equivalent in any composite currency or a Foreign Currency at the date of issue) of Subordinated Debt Securities of such series held or represented by him; provided, however, that no vote shall be cast or counted at any meeting in respect of any Subordinated Debt Security challenged as not Outstanding and ruled by the chairman of the meeting to be not Outstanding. The chairman of the meeting shall have no right to vote, except as a Holder of a Subordinated Debt Security of such series or proxy.

(d) Any meeting of Holders of Subordinated Debt Securities of any series duly called pursuant to Section 1602 at which a quorum is present may be adjourned from time to time by Persons entitled to vote a majority in principal amount of Outstanding Subordinated Debt Securities of such series represented at the meeting; and the meeting may be held as so adjourned without further notice.

SECTION 1606.     COUNTING VOTES AND RECORDING ACTION OF MEETINGS.

(a) The vote upon any resolution submitted to any meeting of Holders of Subordinated Debt Securities of any series shall be by written ballots on which shall be inscribed the signatures of the Holders of Subordinated Debt Securities of such series or of their representatives by proxy and the principal amounts and serial numbers of Outstanding Subordinated Debt Securities of such series held or represented by them. The permanent chairman of the meeting shall appoint two inspectors of votes who shall count all votes cast at the meeting for or against any resolution and who shall make and file with the secretary of the meeting their verified written reports in triplicate of all votes cast at the meeting. A record, at least in triplicate, of the proceedings of each meeting of Holders of Subordinated Debt Securities of any series shall be prepared by the secretary of the meeting and there shall be attached to said record the original reports of the inspectors of votes on any vote by ballot taken thereat and affidavits by one or more persons having knowledge of the facts setting forth a copy of the notice of the meeting and showing that said notice was given as provided in Section 1602 and, if applicable, Section 1604. Each copy shall be signed and verified by the affidavits of the permanent chairman and secretary of the meeting and one such copy shall be delivered to the Issuer and another to the Trustee to be preserved by the Trustee, the latter to have attached thereto the ballots voted at the meeting. Any record so signed and verified shall be conclusive evidence of the matters therein stated.

                                      * * *

     This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.


     IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, and their respective corporate seals to be hereunto affixed, all as of the day and year first above written.


                                 HSBC BANK USA, as Trustee


                                 Per:
                                     -------------------------------------------
                                      Title:


                                 NORTEL NETWORKS CORPORATION,
                                                                     as Issuer


                                 Per:
                                     -------------------------------------------
                                      Title:


                                 Per:
                                     -------------------------------------------
                                      Title:

                                    EXHIBIT A


                     FORM OF ELECTION TO RECEIVE PAYMENTS IN
                     [DOLLARS OR OTHER APPLICABLE CURRENCY]
                           OR TO RESCIND SUCH ELECTION


         The undersigned, registered owner of certificate number R- , representing [name of series of Subordinated Debt Securities] (the "Subordinated Debt Securities") in an aggregate principal amount of
                                , hereby

[ ] elects to receive all payments in respect of the Subordinated Debt Securities in [Dollars or other applicable currency], it being understood that such election shall take effect as provided in the Subordinated Debt Securities and, subject to the terms and conditions set forth in the indenture under which the Subordinated Debt Securities were issued, shall remain in effect until it is rescinded by the undersigned or until such certificate is transferred.


[ ] rescinds the election previously submitted by the undersigned to receive all payments in respect of the Subordinated Debt Securities in [Dollars or other applicable currency], it being understood that such rescission shall take effect as provided in Subordinated Debt Securities.


                                    -----------------------------------------
                                                     (Name of Owner)


                                    ----------------------------------------
                                                     (Signature of Owner)



                                      A-1